UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5221

Seligman Portfolios, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue New York, New York	10017
(Address of principal executive offices)	(Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/06

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman

Portfolios, Inc.

Annual Report

December 31, 2006

Seligman Portfolios, Inc.

Dear Contract Owner:

J. & W. Seligman & Co. Incorporated, Manager of Seligman Portfolios, Inc., is pleased to provide the enclosed annual report for the year ended December 31, 2006. This report contains a discussion of performance, investment results, a portfolio of investments, and audited financial statements for each of the Seligman Portfolios, Inc.

In October 2006, Erik J. Voss joined Seligman as Portfolio Manager of Seligman Capital Portfolio and Head of the Seligman Growth Team. Prior to joining Seligman, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated, and prior thereto, Strong Capital Management, Inc.

Thank you for your continued support of Seligman Portfolios. We look forward to serving your investment needs for many years to come.

Respectfully,

William C. Morris

Chairman

J. & W. Seligman & Co. Incorporated

February 23, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, New York 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, New York 10017	Subadviser (to Seligman International Growth Portfolio) Wellington Management Company, LLP 75 State Street Boston, MA 02109 General Counsel Sullivan & Cromwell LLP	Custodians JPMorgan Chase Bank State Street Bank and Trust Company Independent Registered Public Accounting Firm Ernst & Young LLP

Quarterly Schedules of Investments

Complete schedules of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on Form N-Q is also made available on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-7844 in the US or collect (212) 850-1864 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year. Individual insurance contract owners may also contact participating insurance companies for more information. Plan participants may contact their plan administrator.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Seligman Portfolios’ prospectus or statement of additional information.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Portfolio of Seligman Portfolios, Inc. (the “Fund”), and to provide a summary of their portfolio characteristics.

Performance data quoted in this Annual Report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Returns for Class 1 and Class 2 shares are calculated without any sales charges. Performance data quoted are net of all portfolio operating expenses, but do not include any charges imposed on contract owners by the insurance companies’ separate account or by any pension or retirement plan. If these additional charges were included, performance would have been lower. For certain Portfolios, J. & W. Seligman & Co. Incorporated (the “Manager”) voluntarily reimbursed expenses. Such reimbursement can be discontinued at any time at the Manager’s discretion. Absent such reimbursement, returns would have been lower.

The chart for each Portfolio compares a $10,000 hypothetical investment made in Class 1 shares, to $10,000 hypothetical investments made in the appropriate benchmark indices, for the ten-year or since-inception period through December 31, 2006. For those Portfolios that issued Class 2 shares, the performance of Class 2 shares, which commenced on a later date, is not shown in the charts, but is included in the tables of returns. The performance of Class 2 shares will differ from the performance shown for Class 1 shares, based on the differences in fees paid by each class. The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages excludes the effect of taxes and sales charges, and the performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an average or index. The charts and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prior to March 31, 2000, the Manager employed subadvisers that were responsible for providing all or a portion of the portfolio management services with respect to the investments of Seligman Global Technology Portfolio and Seligman International Growth Portfolio. For the period following, until September 15, 2003, in the case of Seligman International Growth Portfolio, the assets of these Portfolios were managed exclusively by the Manager. Since September 15, 2003, Wellington Management Company, LLP has acted as subadviser to provide portfolio management services for Seligman International Growth Portfolio. See Note 4 to the Financial Statements on page 46 of this report for additional information.

Accompanying each chart is a discussion of the factors that affected the Portfolio during the past year.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Portfolios’ prospectus or statement of additional information.

1

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Capital Portfolio

Despite some ups and downs, the market has been relatively strong overall. The year began on a strong note with the market delivering solid gains through mid-May and several of the major indices hitting five-year highs. Concerns over slowing economic growth, consumer spending, and the housing market, coupled with inflationary fears and uncertainty over further Fed action, led to a change in investors’ risk tolerance, and we saw a bout of profit taking. Oil prices hit an all-time high in mid-July as Middle East tensions flared over Lebanon’s attack on Israel and Iran’s potential nuclear ambitions, further fueling the summer sell-off.

August, however, brought a sharp retreat in oil prices as a UN-sanctioned cease-fire between Lebanon and Israel and a slowing US economy relieved some of the upward price pressure. We also saw a decrease in longer-term interest rates as the 10-Year US Treasury Bond rate declined considerably over a relatively short period of time. Inflation remained in check, and the Fed’s pause in raising the Federal Funds rate in August and at the subsequent Federal Open Market Committee meeting in September signaled to investors that it might be finished with its interest rate raising campaign.

With a favorable backdrop of lower oil prices and longer-term interest rates, we saw a renewal of investor interest, and the market began to trade up from the year’s low. Stocks continued to rally through the end of the fourth quarter, led in particular by growth stocks and technology stocks.

We continued to see strong corporate profits announcements, though decelerating slightly from previous record levels. The cash reserves so many companies have currently amassed on their balance sheets have dramatically increased corporate leverage throughout the world. The driving force behind the stock market was mergers and acquisitions (M&A) activity. Rather than starting new companies, we are seeing buyouts of existing companies. M&A activity continued to accelerate with the total value of deals completed in 2006 setting a record annual high at $4 trillion.

The Portfolio's largest weighting during the period was in the Information Technology sector. Relative to other sectors in the benchmark, the Russell Midcap Growth Index, the sector delivered generally weak performance. Sector selection — a relative overweight — as well as stock selection contributed negatively to the Portfolio’s investment results. Portfolio holdings Cogent and SanDisk were two of the largest performance detractors for the period. Cogent, a biometric company specializing in fingerprint technology, saw its stock price suffer following several earnings disappointments during the year. SanDisk, which supplies flash-memory storage chips used in consumer electronics, posted negative performance for the period, faced with an inventory glut and acquisition-related charges. Broadcom, a leading supplier of integrated circuits used in broadband communications, was a bright spot among the Portfolio’s Information Technology holdings, as its performance earned it a top spot in the Portfolio’s leading performance contributors for the year.

The Industrials sector made the largest overall contribution to Portfolio performance for the year. The Portfolio was modestly underweight, relative to the benchmark, though strong stock selection within the sector, notably Herman Miller and Corrections Corp. of America, led to the Portfolio’s relative outperformance. Herman Miller delivered strong investment results for the year, as orders for its office furnishings were up over 20% for the year. Corrections Corp. of America, a private prison company, saw its stock soar as an intensifying focus on border security, an increasing population, and a lack of new prisons being built has resulted in demand severely outstripping available supply.

The Portfolio had sizable weightings in the Health Care and Consumer Discretionary sectors, and while both delivered positively for the Portfolio on an absolute basis, stock selection within each led to performance lower than that of the benchmark. Specialty retailer Chico’s saw its stock price tumble over 50% in 2006, landing it among the Portfolio’s top performance detractors.

Energy was the bottom-performing sector in the benchmark, delivering negatively for both the benchmark and the Portfolio. The Portfolio’s relative underweight was offset by stock selection, in particular BJ Services, and the Portfolio underperformed on a relative basis. An oil services provider, BJ Services posted disappointing performance for the year as a result of less-than-expected activity due to a mild 2006 winter as well as declining natural gas prices.

The three top performing areas of the benchmark, Telecomm Services, Materials, and Utilities, accounted for the smallest benchmark weightings. While the Portfolio only outperformed the benchmark within Utilities, all three sectors made a positive contribution to the Portfolio’s investment results for the period.

The largest individual contributor to Portfolio performance came from NBTY in the Consumer Staples sector. The company is engaged in the manufacturing and retailing of nutritional supplements. Strong sales, reduced costs, and improving manufacturing efficiencies drove the stock up over 120% in 2006.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/06	One Year	Five Years	Ten Years	Class 2 Since Inception 8/30/00
Seligman Capital Portfolio
Class 1	$24,491	6.10%	3.40%	9.37%	n/a
Class 2	n/a	5.80	3.14	n/a	(4.21)%
Lipper Mid-Cap Funds Average*	n/a	11.21	8.05	8.75	2.06	†
Lipper Mid-Cap Growth Funds Average*	n/a	8.54	5.88	7.52	(2.14	)†
Russell Midcap Growth Index*	22,845	10.66	8.21	8.61	(1.90)
* See benchmark descriptions on pages 18 and 19. † From August 31, 2000.

2

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Capital Portfolio (continued)

Diversification of Net Assets (unaudited)

December 31, 2006

	Issues	Cost	Value	Percent of Net Assets December 31,
				2006	2005†
Common Stocks:
Aerospace and Defense	2	$260,432	$321,862	3.0	1.4
Air Freight and Logistics	—	—	—	—	0.4
Airlines	1	149,098	142,000	1.3	1.0
Auto Components	—	—	—	—	2.3
Biotechnology	2	221,180	221,955	2.0	4.3
Capital Markets	3	525,675	542,907	5.0	3.1
Chemicals	—	—	—	—	1.7
Commercial Banks	—	—	—	—	0.8
Commercial Services and Supplies	1	160,447	199,980	1.8	5.3
Communications Equipment	2	321,670	354,665	3.3	0.6
Computers and Peripherals	1	93,451	81,757	0.7	3.4
Construction and Engineering	—	—	—	—	3.1
Containers and Packaging	1	96,651	139,191	1.3	1.3
Diversified Financial Services	—	—	—	—	1.6
Electrical Equipment	2	208,811	212,844	1.9	0.5
Electronic Equipment and Instruments	—	—	—	—	0.9
Energy Equipment and Services	4	619,915	608,109	5.6	2.6
Food and Staples Retailing	2	339,573	378,398	3.5	—
Food Products	1	155,670	177,576	1.6	3.2
Gas Utilities	—	—	—	—	0.3
Health Care Equipment and Supplies	5	594,502	616,829	5.6	3.8
Health Care Providers and Services	5	804,206	854,058	7.8	4.5
Health Care Technology	—	—	—	—	0.8
Hotels, Restaurants and Leisure	4	653,220	773,543	7.1	5.7
Household Durables	1	113,654	109,901	1.0	—
Independent Power Producers and Energy Traders	1	93,361	121,220	1.1	0.6
Insurance	—	—	—	—	2.3
Internet and Catalog Retail	—	—	—	—	0.7
Internet Software and Services	2	309,169	322,266	2.9	0.9
IT Services	3	470,197	496,990	4.5	5.0
Life Sciences Tools and Services	3	357,429	355,018	3.3	—
Machinery	2	274,272	282,408	2.6	0.5
Media	2	269,124	304,260	2.8	0.5
Metals and Mining	1	121,751	117,033	1.1	1.0
Multiline Retail	—	—	—	—	1.5
Oil, Gas and Consumable Fuels	1	100,899	152,117	1.4	5.2
Personal Products	—	—	—	—	2.7
Pharmaceuticals	2	299,155	308,944	2.8	4.6
Road and Rail	1	188,302	185,922	1.7	—
Semiconductors and Semiconductor Equipment	5	551,954	605,932	5.5	4.6
Software	5	474,485	455,617	4.2	4.8
Specialty Retail	4	617,303	710,231	6.5	7.7
Textiles, Apparel and Luxury Goods	2	266,002	295,216	2.7	0.3
Wireless Telecommunication Services	2	349,043	386,856	3.5	1.3
	73	10,060,601	10,835,605	99.1	96.8
Short-Term Holding and Other Assets Less Liabilities	1	92,491	92,491	0.9	3.2
Net Assets	74	$10,153,092	$10,928,096	100.0	100.0

†	Restated to conform to current year’s classification.

Largest Portfolio Changes

During the Six Months Ended December 31, 2006

Largest Purchases
OfficeMax*
Hilton Hotels*
Gen-Probe*
SAVVIS*
Ensco International*
Urban Outfitters*
Coventry Health Care*
Health Net
NII Holdings
E*TRADE Financial

Largest Sales
NBTY**
Corrections Corporation of America**
Cintas**
Limited Brands**
International Flavors and Fragrances**
Family Dollar Stores**
T. Rowe Price Group**
Smith International**
Herman Miller
Cogent**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

3

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Cash Management Portfolio

Summary of Net Assets (unaudited) December 31, 2006

	Value	Percent of Net Assets
Short-Term Holdings:
US Government Securities	$1,998,081	16.6
US Government Agency Securities	2,630,603	21.9
Fixed Time Deposits	3,590,000	29.9
Commercial Paper	1,802,297	15.0

	Value	Percent of Net Assets
Repurchase Agreement	$991,000	8.3
Total Short-Term Holdings	11,011,981	91.7
Other Assets Less Liabilities	991,576	8.3
Net Assets	$12,003,557	100.0

Seligman Common Stock Portfolio

Despite some ups and downs, the market was relatively strong overall. The year began on a strong note with the market delivering solid gains through mid-May and several of the major indices hitting five-year highs. Concerns over slowing economic growth, consumer spending, and the housing market, coupled with inflationary fears and uncertainty over further Fed action, led to a change in investors’ risk tolerance, and we saw a bout of profit taking. Oil prices hit an all-time high in mid-July as Middle East tensions flared over Lebanon’s attack on Israel and Iran’s potential nuclear ambitions, further fueling the summer sell-off.

August, however, brought a sharp retreat in oil prices as a UN-sanctioned cease-fire between Lebanon and Israel and a slowing US economy relieved some of the upward price pressure. We also saw a decrease in longer-term interest rates as the 10-year US Treasury Bond rate declined considerably over a relatively short period of time. Inflation remained in check, and the Fed’s pause in raising the federal funds rate in August and at subsequent Federal Open Market Committee meetings signaled to investors that it might be finished with its interest rate raising campaign, at least for the time being.

With a favorable backdrop of lower oil prices and longer-term interest rates, we saw a renewal of investor interest, and the market began to trade up from the year's low. Stocks continued to rally through the end of the fourth quarter, led in particular by growth stocks and technology stocks. We continued to see strong corporate profits announcements, though decelerating slightly from previous record levels. Mergers and acquisitions activity continued to accelerate with the total value of deals completed in 2006 setting a record annual high at $4 trillion.

There were no major changes made to our investment strategy during the year. The portfolio, however, began to reap rewards from changes that had already been implemented. We think we were well positioned, as far as sector allocation, and our stock selection really began to pay off.

The Portfolio’s largest sector allocation during the period was Information Technology, an overweight position relative to the benchmark S&P 500 Index. On the whole, the sector was one of the poorest performing sectors in the benchmark for the period; however, as the market began to rebound following the Federal Reserve’s pause in August, technology stocks took off and led the benchmark from August through year-end. Stock selection led to the Portfolio’s relative outperformance within the sector, in particular software company Mercury Interactive, which was acquired during the period at an attractive premium, and Cisco Systems. A communications equipment company, Cisco began the year at a fairly low stock price. We added to the position and the stock soared in the second half, ending the year with a return in excess of 60%. Stock selection in Information Technology wasn’t without its disappointments as Cogent and Intel ended the period among the top performance detractors. A biometric company specializing in fingerprint technology, Cogent’s stock price suffered following a number of earnings disappointments. Intel’s stock lagged as it struggled in a price war with competitors.

The largest area of contribution came from the Consumer Staples sector. The sector delivered moderate returns for the benchmark, and though relatively underweight, the Portfolio garnered returns more than double that of the benchmark due to strong stock selection. Altria Group in particular benefited investment results as an improving litigation environment and investor enthusiasm regarding the potential spin-off of Kraft Foods and subsequent restructuring drove stock performance higher.

The Portfolio received a sizable contribution from the Energy sector. Despite the fall-off in energy prices during the second half of the year, Exxon Mobil had a strong year as tremendous cash flows and generous stock repurchases enabled the stock to maintain its upward momentum. The energy giant was a top ten holding in the Portfolio’s portfolio for much of the year and was the largest single contributor to investment results for the year.

Telecomm Services, Financials, and Consumer Discretionary also contributed to the Portfolio’s investment results. While the Portfolio underperformed the benchmark slightly in the Financials and Telecomm Services sectors, it outperformed significantly in Consumer Discretionary, and all three sectors delivered solid returns for the year for the Portfolio as well as the benchmark.

The largest area of detraction was Materials, the smallest weighting in the benchmark. The sector delivered positively for the benchmark, but stock selection, in particular Smurfit-Stone, led the Portfolio’s investment results into negative territory within the sector. The containerboard company has undergone a change in management and has been restructuring to cut costs and strengthen capacity. The stock disappointed in 2006, but we continue to believe it has attractive potential.

Health Care was another area that detracted from the Portfolio’s investment results. The sector was the bottom-performing area of the benchmark, and while the portfolio was overweight, relative to the benchmark, and outperformed the benchmark, Boston Scientific’s disappointing performance in 2006 negatively impacted Portfolio performance. The price of this medical devices company that specializes in stents suffered downward pressure following its acquisition of Guidant earlier this year. We believe however that is valuation remains attractive and that the company is positioned well for the coming year.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/06	One Year	Five Years	Ten Years
Seligman Common Stock Portfolio
Class 1	$16,544	16.92%	4.33%	5.16%
Lipper Large-Cap Core Funds Average*	n/a	13.53	4.83	6.87
S&P 500 Index*	22,434	15.78	6.18	8.41
* See benchmark descriptions on pages 18 and 19.

4

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Common Stock Portfolio (continued)

Diversification of Net Assets (unaudited)

December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005
Common Stocks and Warrants:

Aerospace and Defense	3	$205,130	$250,746	3.3	1.5
Air Freight and Logistics	1	41,266	43,448	0.6	0.5
Beverages	2	92,538	97,818	1.3	2.0
Biotechnology	3	221,032	228,178	3.0	1.7
Building Products	—	—	—	—	0.4
Capital Markets	4	168,614	210,336	2.7	2.6
Chemicals	1	56,534	68,194	0.9	2.4
Commercial Banks	2	253,225	270,057	3.5	3.3
Commercial Services and Supplies	1	53,406	58,832	0.8	1.8
Communications Equipment	8	483,304	495,070	6.4	6.0
Computers and Peripherals	5	247,723	268,039	3.5	4.0
Consumer Finance	1	178,467	173,536	2.3	—
Containers and Packaging	1	84,155	72,864	0.9	1.2
Diversified Consumer Services	—	—	—	—	0.5
Diversified Financial Services	3	378,139	438,879	5.7	5.3
Diversified Telecommunication Services	3	143,694	162,082	2.1	2.5
Energy Equipment and Services	3	116,851	117,860	1.5	—
Food and Staples Retailing	4	286,573	320,047	4.2	3.7
Food Products	—	—	—	—	0.3
Health Care Equipment and Supplies	2	176,211	146,873	1.9	1.3
Health Care Providers and Services	3	263,277	281,374	3.6	1.4
Hotels, Restaurants and Leisure	—	—	—	—	1.1
Household Products	—	—	—	—	0.5
Independent Power Producers and Energy Traders	1	51,688	48,789	0.6	—
Industrial Conglomerates	2	309,995	346,916	4.5	5.0

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005
Common Stocks and Warrants:

Insurance	2	$178,497	$210,802	2.7	3.2
Internet Software and Services	3	120,789	125,064	1.6	2.3
IT Services	2	66,377	74,462	1.0	0.8
Machinery	1	56,774	55,197	0.7	1.5
Media	2	110,184	145,018	1.9	5.3
Metals and Mining	2	102,434	100,316	1.3	0.6
Multi-Utilities	—	—	—	—	0.4
Multiline Retail	1	63,181	54,604	0.7	1.6
Oil, Gas and Consumable Fuels	5	496,583	630,523	8.2	4.9
Personal Products	—	—	—	—	0.4
Pharmaceuticals	3	243,516	250,982	3.3	10.3
Road and Rail	1	65,905	70,493	0.9	—
Semiconductors and Semiconductor Equipment	2	76,161	68,606	0.9	2.3
Software	2	204,721	179,855	2.3	4.4
Specialty Retail	4	276,365	285,761	3.7	1.9
Thrifts and Mortgage Finance	1	76,904	81,882	1.1	1.3
Tobacco	1	191,175	263,467	3.4	3.2
Wireless Telecommunication Services	1	99,775	90,672	1.2	2.5
	86	6,241,163	6,787,642	88.2	95.9
Options Purchased	29	250,444	253,884	3.3	1.9
US Government and Government Agency Securities	—	—	—	—	0.4
Short-Term Holdings and Other Assets Less Liabilities	8	636,550	654,111	8.5	1.8
Net Assets	123	$7,128,157	$7,695,637	100.0	100.0

Largest Portfolio Changes

During the Six Months Ended December 31, 2006

Largest Purchases
Foot Locker*
Comverse Technology*
Wachovia
Rite Aid*
Capital One Financial*
3M*
Washington Mutual*
El Paso*
Windstream*
Hartford Financial Services Group*

Largest Sales
Mercury Interactive**
Citigroup
American Tower (Class A)**
Sunoco**
Cogent**
Procter & Gamble**
Abercrombie and Fitch (Class A)**
Cisco Systems
Forest Labs**
Hewlett-Packard**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.	** Position eliminated during the period.

5

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Communications and Information Portfolio

Technology markets ended the year on a solid note, but not without presenting many challenges along the way. Tech stocks peaked very early in January of 2006 and then remained relatively benign through May. Investor uncertainty over rising global interest rates and inflation, as well as waning consumer sentiment, led to a general equity market sell-off that lasted from mid-May through July. Technology markets declined precipitously as a result. We took advantage of the pullback, viewing it as an opportunity to purchase attractive companies at depressed valuations. Concerns over inventory overbuilds disappeared and, in late July, tech stocks began to trade up, gaining momentum through the remainder of the year.

Consolidation played a tremendous role in tech’s success in 2006. We continued to see strong corporate profits announcements, though decelerating slightly from previous record levels. Many tech companies, flush with cash, have found themselves under pressure from shareholders to put it to work, either through share repurchases or acquisitions. Rather than starting new companies, we are seeing buyouts of existing companies. Mergers and acquisitions (M&A) activity continued to accelerate with the total value of deals completed in 2006 setting a record annual high at $4 trillion. We expect that this activity will continue. Industry fundamentals have been generally strong and we are beginning to see the leading tech companies getting back to their previous peak margin levels.

The Portfolio's investment results, relative to the unmanaged benchmark, the Goldman Sachs Technology Indexes, is a prime example of the benefits of an actively managed portfolio, as stock selection was the driving force behind the Portfolio's considerable outperformance. The Portfolio's largest industry allocation, and by far the largest contributing area to the Portfolio's robust investment results for the year, was Software. The industry was the strongest performing area of the benchmark Goldman Sachs Technology Index for the period, and the Portfolio's considerable overweight (double that of the benchmark) compounded with excellent stock selection was rewarded handsomely (more than double that of the benchmark). We believe that, in general, software companies have presented very attractive margin characteristics given the cost of goods sold on incremental sales is minimal and that they tend to have strong cash flows given the limited capital expenditures required. Further, while the industry has matured and growth has moderated, maintenance has become a larger part of the business. Long-term maintenance contracts are a source of recurring revenue, especially appealing to valuation-conscious investors. Three of the largest individual contributors to performance were software companies: Mercury Interactive, Synopsys, and Amdocs. The Portfolio benefited from a sizable position in Mercury Interactive, which was acquired at an attractive premium during the year by Hewlett-Packard. Synopsys, a company that writes software used to design semiconductors, delivered strong performance in 2006, likely a result of their cost cutting and improving operating margins. Amdocs is a leading customer care and billing services subcontractor. The company experienced strong revenue growth in 2006 through strategic product development and M&A activity and it was reflected in its stock price. Though we unwound our position in Microsoft during the first half of the year, its disappointing performance dragged on the Portfolio’s investment results enough to warrant it a spot among the top performance detractors for the year.

The Portfolio also benefited from its exposure to the Semiconductors and Semiconductor Equipment industry, an area in which it was relatively overweight as well as an area that delivered negative results for the benchmark. Faced with an inventory correction, semiconductors were hard hit in 2006. As tech stocks largely rebounded in the second half of the year, semiconductors were unable to fully recover, such as Marvell Technology Group, the largest individual lag on the Portfolio’s performance in 2006. Apart from Marvell, a position that was eliminated from the portfolio during the second half, stock selection was elemental to the Portfolio’s strong performance. MEMC Electronic Materials, a company that supplies bare silicon wafers to virtually every chip maker in the world, was among the top contributors to Portfolio performance for the year. Also one of the largest contributors to the Portfolio’s performance in 2005, MEMC Electronic Materials delivered strong results for the Portfolio before its position was eliminated in the first half of 2006.

SanDisk and Avid Technology in the Computers and Peripherals industry were among the portfolio’s bottom-performers. SanDisk, which supplies flash-memory storage chips used in consumer electronics, posted negative performance, faced with an inventory glut and acquisition-related charges. The stock of Avid Technology, which makes film and music editing equipment, also ended the year in negative territory. The company, which recorded a loss for the year, found itself weighed down by various charges and missed earnings expectations. Both positions had been eliminated from the portfolio by year-end.

		Average Annual Total Returns
	Value at 12/31/06	One Year	Five Years	Ten Years	Class 2 Since Inception 5/1/00
Seligman Communications and Information Portfolio
Class 1	$28,201	22.33%	6.24%	10.92%	n/a
Class 2	n/a	22.01	5.96	n/a	(3.65)%
Goldman Sachs Technology Indexes (GSTI)*	18,465	8.98	1.05	6.32	(11.50	)†
Lipper Science & Technology Funds Average*	n/a	7.20	1.03	6.80	(12.12	)†
S&P 500 Index*	22,434	15.78	6.18	8.41	1.13

* See benchmark descriptions on pages 18 and 19 .

† From April 30, 2000.

Note: Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. In addition, the securities in which the Portfolio invests may be subject to greater government regulation and limited liquidity.

6

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Communications and Information Portfolio (continued)

Our exposure to Internet Software and Services, an area that delivered negative results for the benchmark, had a positive impact on Portfolio performance as a result of superior stock selection. The weakest areas of performance for the Portfolio were the Portfolio’s lightest weightings: Health Care Equipment and Supplies, and Wireless Telecomm. The impact on overall Portfolio performance, however, was negligible, given the significant outperformance in the heavily weighted Software industry.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Diversification of Net Assets (unaudited)

December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005†
Common Stocks:
Application Software	5	$3,031,678	$3,112,666	5.4	11.8
Broadcasting and Cable TV	—	—	—	—	0.9
Communications Equipment	5	4,926,377	5,357,341	9.3	7.6
Computer Hardware	2	2,186,521	2,313,042	4.0	4.0
Computer Storage and Peripherals	4	5,171,948	5,956,618	10.4	7.3
Consumer Software	1	757,719	780,480	1.4	1.0
Data Processing and Outsourced Services	—	—	—	—	0.5
Electronic Equipment Manufacturers	1	758,191	778,464	1.4	3.1
Electronic Manufacturing Services	2	589,204	699,637	1.2	0.6
Health Care Equipment	3	1,503,000	1,629,950	2.8	4.4
Health Care Supplies	1	201,277	204,243	0.4	—
Integrated Telecommunication Services	—	—	—	—	0.6
Internet Retail	—	—	—	—	1.9
Internet Software and Services	7	12,455,835	12,996,127	22.6	13.3
IT Consulting and Other Services	2	2,531,356	3,243,345	5.7	6.0
Life Sciences Tools and Services	1	304,772	306,774	0.5	0.6
Semiconductor Equipment	5	5,945,759	6,154,430	10.7	7.7
Semiconductors	6	2,422,709	2,478,272	4.3	10.3
Systems Software	3	2,306,590	2,320,308	4.0	8.7
Technical Software	2	4,348,433	5,098,068	8.9	7.4
Technology Distributors	1	288,770	293,415	0.5	—
Wireless Telecommunication Services	1	730,678	734,616	1.3	0.9
	52	50,460,817	54,457,796	94.8	98.6
Short-Term Holdings and Other Assets Less Liabilities	2	2,981,851	2,992,295	5.2	1.4
Net Assets	54	$53,442,668	$57,450,091	100.0	100.0

†	Restated to conform to current year’s classification.

Largest Portfolio Changes

During the Six Months Ended December 31, 2006

Largest Purchases
QUALCOMM
Hewlett-Packard
BMC Software
Applied Materials*
Parametric Technology*
THQ*
Yahoo!*
Cytyc*
Satyam Computer Services*
EMC

Largest Sales
Mercury Interactive**
Oracle**
Maxim Integrated Products**
Lam Research**
Motorola**
Quest Software**
Freescale Semiconductor (Class A)**
Integrated Device Technology
Amphenol (Class A)**
Marvell Technology Group**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

7

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Global Technology Portfolio

Technology markets ended the year on a solid note, but not without presenting many challenges along the way. Tech peaked very early in January and then remained relatively benign through May. Investor uncertainty over rising global interest rates and inflation, as well as waning consumer sentiment, led to a general equity market sell-off mid-May through July that resulted in a precipitous decline in technology markets. Concerns over inventory overbuilds disappeared and, in late July, tech took off again, gaining momentum through the remainder of the year. We were able to use the pullback as an opportunity to buy attractive companies at depressed valuations and our active management enabled the Portfolio to significantly outperform its benchmark, the MSCI World IT Index.

From a geographic standpoint, the Portfolio outperformed its benchmark in all regional allocations. Over 70% of the Portfolio’s portfolio was invested in US companies as the US continues to remain the dominant technology market. Japan accounted for the second largest geographical allocation, with a weighting of 7.4% of the Portfolio’s net assets on December 31, 2006. Japanese markets underperformed relative to other regional markets, and our reduced exposure benefited the Portfolio’s relative performance. The Portfolio benefited from its exposure to companies located in emerging Asian countries such as India, China, and Taiwan, areas we find extremely attractive and in which the benchmark does not currently invest.

The Portfolio's largest industry weighting, Semi-conductors and Semiconductor Equipment, was also the largest area of contribution to the Portfolio's investment results. We increased the Portfolio's Semiconductor weighting in March and through the summer as we saw opportunities arise. The Portfolio was overweight, relative to the benchmark, and while the industry delivered negative returns for the benchmark, exceptional stock selection was rewarded with considerable investment results for the Portfolio. MEMC Electronic Materials, a company that supplies bare silicon wafers to virtually every chip maker in the world, delivered substantial investment results and ended the year as one of the Portfolio’s top performance contributors. Marvell Technology Group and Maxim Integrated Products were exceptions, ending the year as two of the bottom-performing stocks within the Portfolio.

The second largest industry allocation was Software. The industry delivered strong absolute performance for the fiscal year and stock selection, in particular Mercury Interactive and Amdocs, enabled the Portfolio to double the benchmark’s investment results within the industry. During the year, Mercury Interactive was acquired by Hewlett-Packard at an attractive premium to its stock price. Amdocs, a leading customer care and billing services subcontractor, delivered strong performance for the year as strategic product development and mergers and acquisitions (M&A) activity led to strong revenue growth.

The Portfolio also received a significant contribution from Internet Software and Services, an industry that delivered negative results for the benchmark. Despite the Portfolio’s weighting of more than double that of the benchmark, stock selection, in particular Digital River, enabled the Portfolio to garner solid investment results.

Communications Equipment and Computers and Peripherals both had a negative impact on Portfolio performance in 2006. The Portfolio was underweight, relative to the benchmark, in both areas and, while it posted modest absolute returns within both industries, the Portfolio underperformed in both on a relative basis. Two of the Portfolio’s largest individual performance detractors came from within the Computers and Peripherals industry. SanDisk, a company that supplies flash-memory storage chips used in consumer electronics, posted negative performance for the year, faced with an inventory glut and acquisition-related charges. Avid Technology, which makes film and editing equipment, recorded a loss for the year, weighed down by various charges and missed earnings expectations.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/06	One Year	Five Years	Ten Years	Class 2 Since Inception 5/1/00
Seligman Global Technology Portfolio
Class 1	$26,236	17.92%	4.29%	10.13%	n/a
Class 2	n/a	17.69	4.13	n/a	(6.40)%
Lipper Global Funds Average*	n/a	18.90	10.07	8.16	3.29	†
Lipper Science & Technology Funds Average*	n/a	7.20	1.03	6.80	(12.12	)†
MSCI World Index*	21,767	20.65	10.48	8.08	3.23	†
MSCI World IT Index*	18,429	9.52	1.48	6.30	(11.64	)†

* See benchmark descriptions on pages 18 and 19.

† From April 30, 2000.

Note: An investment in this Portfolio is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuation, foreign taxation, difference in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments.

8

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Global Technology Portfolio (continued)

Diversification of Net Assets by Industry (unaudited)

December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005†
Common Stocks:
Application Software	7	$724,347	$728,821	8.4	10.2
Biotechnology	—	—	—	—	0.5
Communications Equipment	8	756,412	833,409	9.6	9.2
Computer Hardware	4	359,369	392,209	4.5	5.3
Computer Storage and Peripherals	5	686,247	790,339	9.1	7.0
Consumer Electronics	2	152,780	157,988	1.8	—
Consumer Software	1	113,438	117,072	1.3	2.3
Data Processing and Outsourced Services	—	—	—	—	0.5
Diversified Commercial and Professional	—	—	—	—	0.5
Electronic Equipment Manufacturers	6	339,608	373,171	4.2	5.0
Electronic Manufacturing Services	1	114,449	147,987	1.8	1.3
Health Care Equipment	3	153,429	155,579	1.8	2.6
Health Care Supplies	1	30,755	31,422	0.4	—
Integrated Telecommunication Services	—	—	—	—	0.5
Internet Retail	—	—	—	—	1.8
Internet Software and Services	8	1,495,628	1,601,862	18.4	8.9
IT Consulting and Other Services	8	542,874	655,119	7.5	8.0
Life Sciences Tools and Services	1	46,446	46,683	0.5	0.5
Office Electronics	1	78,494	101,948	1.2	1.0
Semiconductor Equipment	6	754,911	803,885	9.2	7.7
Semiconductors	11	561,706	577,830	6.6	8.2
Specialty Chemicals	1	42,144	45,393	0.5	0.6
Specialty Finance	—	—	—	—	0.6
Systems Software	3	341,554	343,950	3.9	7.1
Technical Software	2	394,801	468,450	5.4	4.2
Technology Distributors	1	42,334	44,170	0.5	—
Wireless Telecommunication Services	1	103,084	109,548	1.3	1.3
	81	7,834,810	8,526,835	97.9	94.8
Other Assets Less Liabilities	—	183,931	184,430	2.1	5.2
Net Assets	81	$8,018,741	$8,711,265	100.0	100.0

†	Restated to conform to current year’s classification.

Largest Portfolio Changes

During the Six Months Ended December 31, 2006

Largest Purchases
BMC Software
KLA-Tencor
QUALCOMM
Parametric Technology*
Hewlett-Packard
Sony*
THQ*
Yahoo!*
Texas Instruments
Satyam Computer Services*

Largest Sales
Mercury Interactive**
Oracle**
Maxim Integrated Products**
Lam Research**
TomTom**
Integrated Device Technology
Amphenol (Class A)**
Freescale Semiconductor (Class A)**
Motorola**
Silicon Laboratories**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

9

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman International Growth Portfolio

Global equity markets were up significantly during the period, buoyed by a pause in the US Federal Reserve’s tightening cycle and lessening fears of excessive global inflation. Global equities, which showed signs of strength in late 2005, gained momentum, and then dipped. The markets then rebounded in the third quarter as prices of energy-related commodities dropped significantly. Within the benchmark MSCI EAFE Index, Utilities, Materials, and Consumer Staples led all sectors, while Energy and Information Technology performed well but lagged the index returns for the year.

While the Portfolio slightly underperformed its benchmark during the period, its absolute performance was aided by strong stock selection across many sectors. Vallourec (Capital Goods), Research in Motion (Technology Hardware), and Unibail (Real Estate Investment Trusts) were the top three relative contributors owned by the Portfolio. We initiated a position in French-based steel tube producer, Vallourec, after the company declined on macro-economic fears of inflation and higher interest rates. Shares of the company’s stock surged due to increased demand for exploration from oil and gas companies benefiting from earlier price increases. Shares of wireless communications device maker Research In Motion increased as third-quarter results exceeded expectations due to continued strong subscriber growth. The company continues to experience accelerating growth as it expands its geographic reach, subscription base, and product line. Strong leasing activity led Unibail, a French-based commercial property company, to deliver robust performance.

Avoidance of Energy names like BP PLC also helped performance with the price of oil flattening compared with where it was a year ago. The leading detractors from the Portfolio's relative and absolute performance were Statoil (Energy), SoftBank (Internet Software and Services), and Hana Financial Group (Commercial Banks). Norwegian oil and gas company Statoil reported lower-than-expected quarterly profits and reduced guidance for full-year production volumes. SoftBank, a Japanese telecommunications and media company delivered disappointing results amid a volatile year for Japanese markets. South Korean holding company, Hana Financial Group, also posted negative results for the Portfolio. All three positions had been eliminated from the Portfolio by year end.

We expect this pendulum swing in sector leadership from cyclical to growth to continue. In the meantime we continue to pick stocks one at a time, focusing on fundamental bottom-up research. As usual, the Portfolio is positioned for growth. The Portfolio’s overweight in the Consumer Discretionary and Information Technology sectors, two of the strongest areas of growth, are a result of our bottom-up research and stock analysis. Despite the Portfolio’s challenging relative performance earlier in the year, our process has not wavered. Our focus remains on stock and sector selections that result from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in our holdings and process and are optimistic about the Portfolio’s positioning.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

	Value at 12/31/06	Average Annual Total Returns
		One Year	Five Years	Ten Years
Seligman International Growth Portfolio
Class 1	$14,543	23.33%	12.38%	3.82%
Lipper International Funds Average*	n/a	24.84	13.92	8.11
Lipper International Multi-Cap Growth Funds Average*	n/a	23.95	13.25	7.49
MSCI EAFE Index*	21,713	26.86	15.42	8.06

* See benchmark descriptions on pages 18 and 19.

Note: An investment in this Portfolio is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuation, foreign taxation, difference in financial reporting practices, and rapid changes in political and economic conditions.

10

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman International Growth Portfolio (continued)

Diversification of Net Assets by Industry (unaudited)

December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005†
Common Stocks:

Aerospace and Defense	2	$8,874	$9,012	0.2	—
Air Freight and Logistics	—	—	—	—	0.9
Airlines	1	36,597	65,200	1.5	1.2
Automobiles	2	79,327	93,074	2.1	1.9
Beverages	1	36,575	46,304	1.1	—
Biotechnology	—	—	—	—	2.0
Capital Markets	3	142,531	179,736	4.1	2.1
Chemicals	4	109,610	112,709	2.6	1.5
Commercial Banks	5	153,836	175,634	4.0	11.7
Commercial Services and Supplies	1	21,807	21,855	0.5	—
Communications Equipment	2	125,201	172,484	4.0	4.6
Computers and Peripherals	1	95,970	127,079	2.9	1.1
Construction and Engineering	1	22,067	39,967	0.9	0.9
Consumer Finance	1	29,312	29,017	0.7	—
Diversified Financial Services	1	87,492	103,911	2.4	1.0
Diversified Telecommunication Services	2	60,785	62,846	1.4	—
Electrical Equipment	3	140,944	154,957	3.6	1.0
Electronic Equipment and Instruments	1	62,781	81,409	1.9	5.0
Food and Staples Retailing	2	179,393	211,332	4.8	1.2
Food Products	2	120,945	128,105	2.9	2.4
Health Care Equipment and Supplies	2	69,973	80,135	1.8	1.7
Hotels, Restaurants and Leisure	1	19,464	23,094	0.5	—
Household Durables	2	131,670	145,323	3.3	3.8
Household Products	1	55,607	68,124	1.6	1.7
Industrial Conglomerates	—	—	—	—	0.8

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005†
Common Stocks:

Insurance	2	$59,327	$71,840	1.6	3.4
Internet and Catalog Retail	1	50,986	53,794	1.2	—
Internet Software and Services	1	21,908	22,544	0.5	1.0
IT Services	—	—	—	—	0.7
Machinery	2	97,283	139,422	3.2	3.9
Marine	—	—	—	—	1.2
Media	1	71,194	76,246	1.7	8.4
Metals and Mining	4	208,049	241,626	5.5	3.9
Multi-Utilities	1	85,774	129,492	3.0	1.4
Multiline Retail	1	40,006	42,286	1.0	0.9
Oil, Gas and Consumable Fuels	2	77,001	92,213	2.1	3.3
Pharmaceuticals	4	138,922	157,394	3.6	6.5
Real Estate Investment Trusts	1	28,241	89,470	2.1	1.5
Real Estate Management and Development	3	132,921	173,380	4.0	0.4
Road and Rail	1	21,771	23,609	0.5	1.2
Semiconductors and Semiconductor Equipment	4	200,765	220,625	5.1	2.6
Software	1	87,069	129,632	3.0	2.0
Specialty Retail	2	103,102	134,041	3.1	3.0
Textiles, Apparel and Luxury Goods	1	36,674	48,739	1.1	3.9
Tobacco	2	137,040	164,847	3.8	—
Wireless Telecommunication Services	2	100,853	149,952	3.4	2.3
	77	3,489,647	4,292,459	98.3	98.0
Other Assets Less Liabilities	—	73,711	74,339	1.7	2.0
Net Assets	77	$3,563,358	$4,366,798	100.0	100.0

†	Restated to conform to current year’s classification.

Largest Portfolio Changes

During the Six Months Ended December 31, 2006

Largest Purchases
Tesco	ABB*
Deutsche Boerse*	Alstom*
Research In Motion*	Elpida Memory*
Royal Numico “Koninklijke Numico”*	Nobel Biocare Holding*
Kesa Electricals*	JFE Holdings*

Largest Sales
Groupe Danone**	Statoil**
Sanofi Aventis**	Roche Holdings**
AstraZeneca**	Grupo Televisa (ADR)**
Commerzbank**	LVMH Moet Hennessey Louis Vuitton**
Euronext**	Suncor Energy**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.
**	Position eliminated during the period.

11

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Investment Grade Fixed Income Portfolio

The US Federal Reserve Board continued its campaign of monetary tightening through the first half of 2006 in an effort to contain inflation and maintain price stability, through targeted increases in the federal funds rate, the rate banks charge each other on overnight loans. This influential short-term rate increased incrementally from 4.25% at the beginning of the year to 5.25% at the end of June. Signaling to investors that is was comfortable with the level of inflation and economic growth, the Fed halted its two-year tightening campaign at the August meeting of the Federal Open Market Committee and left the fed funds rate unchanged at each subsequent meeting in 2006.

Fixed income in 2006 was driven by the search for higher yield with returns skewed toward lower-quality securities, a challenging environment for the Fund as it participates in the highest-quality government securities segment of the market. The range of interest rates was very narrow and various sector yield spreads to Treasuries were at record tight levels. Longer-term rates typically move higher as short-term rates move up. In 2005, we witnessed an atypical response to increasing short-term rates as longer-term rates remained relatively unchanged and the longest end of the yield curve (30-year bonds) actually moved lower, resulting in an inverted yield curve. This characterization continued in 2006 as short-term bonds continued to yield more than longer-term bonds. We saw this trend begin to dissipate in the second half of 2006, and while the curve at year-end remained inverted, it was less so than earlier in the year.

One of our investment philosophies is to avoid taking large duration risks on a frequent basis, as it is extremely difficult to capture how interest rates will move over a given period of time. We may lengthen or shorten duration somewhat, to take advantage of a perceived trend in rates, and we may structure the Portfolio’s portfolio to lean in the direction of a yield curve flattening or steepening. The portfolio is currently positioned for a flattening curve, though only modestly, as we do not anticipate a recession or a genuine trend developing for lower rates.

The biggest change in the portfolio during the period was to increase the allocation to spread products (fixed-income securities that offer more yield than comparable US Treasury securities), as we believe we are in a relatively stable environment with fairly low volatility. In particular, we have increased the Portfolio’s exposure to asset-backed and mortgage-backed securities. We believe these securities typically do not have the same credit risk as corporate bonds, while offering attractive liquidity and increased spread to the portfolio. Accordingly, the sustained low level of US market volatility has contributed to positive returns for mortgage-backed securities and corporate bonds, contributing positively to Portfolio performance.

We believe the high-grade credit sector, overall, presents higher risk, given the current amount of leveraged buyout and restructuring activity in the marketplace. There has been a great deal of pressure on corporations with high cash flow or relatively light debt levels to pay out special dividends, increase dividends, or engage in large stock repurchases in order to increase returns to shareholders. This type of shareholder-friendly activity can lead to more debt-heavy balance sheets as available cash is used, which is disadvantageous to the debt holders. Additionally, large pools of private equity devoted to corporate buyouts have been accumulated. We believe this may present a potential threat to bondholders, as we have seen ratings and valuations deteriorate in anticipation of leveraged situations. As a result, the Portfolio maintains a broad diversification policy, and we have been adding our credit-sensitive issues on a name-by-name, bottom-up basis with an eye toward avoiding such risks where possible.

From a sector standpoint, the Portfolio was underweight the benchmark in energy and overweight in areas we believe to be stable, liquid credits, such as brokerage companies, insurance-related issuers and real estate investment trusts (REITs). Investing in REITs allows us the opportunity to own debt that typically has more protective covenants than other issuers allow in a sector with healthy fundamentals. The relatively uneventful passing of the hurricane season, combined with strong financial trends, enabled the insurance sector to outperform by late summer. We reduced our position in insurance-related issuers a bit towards year end, as we believed the area began to lose some of its luster.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

	Value at 12/31/06	Average Annual Total Returns
		One Year	Five Years	Ten Years
Seligman Investment Grade Fixed Income Portfolio
Class 1	$16,143	3.61%	4.26%	4.91%
Lehman Brothers Government/Credit Index*	18,359	3.78	5.17	6.26
Lipper Corporate Debt Funds BBB-Rated Average*	n/a	4.76	5.97	6.01
* See benchmark descriptions on pages 18 and 19.

12

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Investment Grade Fixed Income Portfolio (continued)

Diversification of Net Assets (unaudited)

December 31, 2006

			Percent of Net Assets December 31,
	Issues	Value	2006	2005†
US Government and Government Agency Securities	30	$1,139,664	53.2	42.5
Corporate Bonds:
Air Freight and Logistics	1	30,132	1.4	—
Airlines	—	—	—	1.2
Automobiles	1	19,511	0.9	—
Beverages	—	—	—	0.7
Biotechnology	—	—	—	0.5
Building Products	1	19,861	0.9	—
Capital Markets	4	60,714	2.8	0.5
Chemicals	1	19,953	0.9	—
Commercial Banks	6	91,935	4.3	2.2
Commercial Services and Supplies	1	5,142	0.2	—
Consumer Finance	3	71,263	3.3	3.9
Diversified Financial Services	1	15,123	0.7	1.6
Diversified Telecommunication Services	3	35,782	1.7	0.7
Electric Utilities	3	40,101	1.9	4.9
Food and Staples Retailing	1	26,061	1.2	2.4
Food Products	—	—	—	1.1
Health Care Equipment and Supplies	—	—	—	0.8
Health Care Providers and Services	—	—	—	2.5
Hotels, Restaurants and Leisure	—	—	—	1.3
Household Durables	—	—	—	4.3
Independent Power Producers and Energy Traders	—	—	—	1.5
Industrial Conglomerates	1	20,064	0.9	—
Insurance	1	14,976	0.7	3.0
Machinery	1	14,938	0.7	—
Media	1	14,979	0.7	0.7
Metals and Mining	1	20,191	1.0	—
Multi-Utilities	2	24,910	1.2	1.3
Oil, Gas and Consumable Fuels	3	69,444	3.2	4.3
Pharmaceuticals	—	—	—	1.1
Real Estate Investment Trusts	4	55,115	2.6	0.7
Real Estate Management and Development	2	39,991	1.9	—
Specialty Retail	1	14,771	0.7	0.2
Thrifts and Mortgage Finance	3	80,491	3.7	1.3
Trading Companies and Distributors	1	14,919	0.7	—
Wireless Telecommunication Services	1	14,646	0.7	0.5
Total Corporate Bonds	48	835,013	38.9	43.2
CMOs and Asset-Backed Securities	4	148,094	6.9	2.9
Short-Term Holding and Other Assets Less Liabilities	1	20,939	1.0	11.4
Net Assets	83	$2,143,710	100.0	100.0

†	Restated to conform to current year’s classification.

Largest Portfolio Changes

During the Six Months Ended December 31, 2006

Largest Purchases
US Treasury Notes 4.625%, 11/15/2016*
US Treasury Bonds 4.5%, 2/15/2036*
US Treasury Notes:
4.25%, 8/15/2013
4.5%, 11/30/2011*
Indymac Index Mortgage Loan Trust 6.218%, 3/25/2036*
Structured Asset Securities 4.04%, 6/25/2033*
Fannie Mae 6.125%, 8/1/2036*
Centex Home Equity 7.4%, 12/25/2032*
Fannie Mae 5.994%, 8/1/2036*
FedEx 5.5%, 8/15/2009*

Largest Sales
US Treasury Notes 3.5%, 2/15/2010**
US Treasury Notes:
4.5%, 2/15/2009**
5.125%, 5/15/2016**
Peco Energy Transition Trust 6.05%, 3/1/2009**
US Treasury Notes 4.875%, 5/15/2009**
US Treasury Bonds 5.375%, 2/15/2031
Freddie Mac 5.4%, 2/28/2011**
UnitedHealth Group 3.3%, 1/30/2008**
ConocoPhillips Australia Funding 5.5%, 4/15/2013**
Verizon Communications 5.35%, 2/15/2011**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

13

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Large-Cap Value Portfolio

We believe 2006 was a year in which many investors expected an economic slowdown, and we finally saw signs that this was beginning to occur late in the year as a result of the two-year period of monetary tightening by the Federal Reserve. It was believed that the Fed’s actions would finally have an effect on the economy, and to a large extent, we think it has.

The year was characterized by tremendous earnings growth in corporate America in the face of what we believed to be a so-so economy. The driving force behind the stock market was mergers and acquisitions activity. Many companies have currently amassed large cash reserves on their balance sheets, and rather than starting new companies, we are seeing buyouts of existing companies.

The Portfolio’s largest weighting during the period was in Financials. The sector was also the largest benchmark allocation, with an average weighting during the period of over 35%. From a prudency perspective, we were not comfortable allocating such a significant portion of the Portfolio’s assets to one sector. While the sector delivered solid returns for the Portfolio, the Portfolio maintained a considerable relative underweight and underperformed the benchmark in the sector for the period.

Much of the underweight in Financials was diverted into Industrials, the Portfolio’s second largest sector weighting and nearly triple the weighting of the benchmark. Railroad operator CSX delivered robust investment results for the year, contributing nicely to Portfolio performance. Results elsewhere in the sector, however, were not enough to outperform the benchmark overall within Industrials.

The largest area of contribution came from the Consumer Discretionary sector. The Portfolio was underweight relative to the benchmark, but strong stock selection led the Portfolio to outperform, delivering strong absolute and relative performance within the sector. Retailer J.C. Penney, a top holding, was up significantly for the year and was the second largest contributor to performance.

Health Care was the weakest performing sector for the benchmark and the largest detractor from Portfolio performance for the period. The Portfolio was overweight, relative to the benchmark, though stock selection led to underperformance. The Portfolio did eke out a positive return in the sector for the period. Medical device company Boston Scientific and healthcare provider HCA both posted disappointing results for the Portfolio during the period. We sold our position in HCA early in the year, but continue to hold Boston Scientific as we strongly believe that it is a solid company with attractive potential.

The Utilities sector posted the largest gain for the Portfolio. The Portfolio’s sector allocation was small — nearly half that of the benchmark. A top holding in the portfolio during the year, and at year-end, the lone utility in the portfolio, AES made the largest individual contribution to Portfolio performance. The company came under new management in the last four to five years and has really demonstrated its ability to execute, nearly doubling the benchmark’s investment results for the year.

Portfolio performance for the period was also aided by worldwide energy company Chevron. Dow Chemical in Materials, however, led the laggards, followed by Sprint Nextel in the Telecommunications sector.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/06	One Year	Five Years	Since Inception 5/1/98
Seligman Large-Cap Value Portfolio
Class 1	$14,910	13.57%	5.90%	4.71%
Lipper Large-Cap Value Funds Average*	n/a	17.96	7.84	5.68	†
Lipper Multi-Cap Value Funds Average*	n/a	17.43	9.06	6.50	†
Russell 1000 Value Index*	18,455	22.25	10.86	7.32
S&P 500 Index*	14,496	15.78	6.18	4.38
* See benchmark descriptions on pages 18 and 19. † From April 30, 1998.

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Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Large-Cap Value Portfolio (continued)

Diversification of Net Assets (unaudited)

December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005†
Common Stocks:
Aerospace and Defense	2	$162,399	$283,380	6.2	6.3
Capital Markets	1	141,000	157,480	3.4	3.1
Chemicals	3	278,025	383,767	8.3	10.5
Commercial Banks	1	104,551	144,760	3.1	6.6
Communications Equipment	2	296,257	295,440	6.4	—
Computers and Peripherals	—	—	—	—	2.9
Diversified Financial Services	2	209,211	298,713	6.5	3.4
Food and Staples Retailing	1	97,839	142,749	3.1	2.9
Food Products	1	70,898	80,605	1.8	—
Health Care Equipment and Supplies	3	370,371	408,107	8.9	6.2
Health Care Providers and Services	—	—	—	—	2.6
Independent Power Producers and Energy Traders	1	64,818	143,260	3.1	2.4
Industrial Conglomerates	1	121,720	148,840	3.2	4.9
Insurance	3	360,657	444,971	9.7	9.3
IT Services	—	—	—	—	3.2
Machinery	1	71,327	122,660	2.7	3.0
Multiline Retail	1	36,524	154,720	3.4	3.2
Oil, Gas and Consumable Fuels	4	344,907	538,212	11.7	8.6
Pharmaceuticals	1	133,246	127,300	2.8	3.2
Road and Rail	2	160,907	275,750	6.0	7.0
Specialty Retail	1	145,554	136,500	3.0	2.4
Thrifts and Mortgage Finance	1	94,593	141,019	3.1	2.9
Tobacco	1	66,770	154,476	3.3	3.2
Wireless Telecommunication Services	—	—	—	—	2.5
	33	3,331,574	4,582,709	99.7	100.3
Short-Term Holding and Other Assets Less Liabilities	1	13,761	13,761	0.3	(0.3)
Net Assets	34	$3,345,335	$4,596,470	100.0	100.0

†	Restated to conform to current year’s classification.

Largest Portfolio Changes

During the Six Months Ended December 31, 2006

Largest Purchases
Motorola*
Marathon Oil*
Tyson Foods (Class A)*

Largest Sales
International Business Machines**
Dow Chemical**
Sprint Nextel**
United Technologies
Bank of America
Chevron
St. Paul Travelers Companies
Valero Energy
AES
Wyeth

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

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Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Smaller-Cap Value Portfolio

We believe 2006 was a year in which many investors expected an economic slowdown, and we finally saw signs that it was beginning to occur late in the year as a result of the two-year period of monetary tightening by the Federal Reserve. It was believed that the Fed’s actions would finally have an effect on the economy, and to a large extent, we think it has.

The year was characterized by tremendous earnings growth in corporate America in the face of what we believed to be a so-so economy. The driving force behind the stock market was mergers and acquisitions (M&A) activity. Many companies have currently amassed large cash reserves on their balance sheets, and rather than starting new companies, we are seeing buyouts of existing companies.

The Fund’s largest allocation was to the Industrials sector. The sector was among the top performing sectors of the benchmark, and the Portfolio’s considerable overweight relative to the benchmark aided the Portfolio’s investment results. Exceptional stock selection within the sector enabled the Portfolio to outperform the benchmark to a significant degree. Especially beneficial to the Portfolio’s performance were its holdings in Continental Airlines, Terex, and Stewart & Stevenson Services. Continental Airlines delivered exceptional returns for the period, as airlines in general have been able to take advantage of increased traffic and pricing power. The stock of Terex Corp., a machinery company that produces industrial and farm equipment, was up over 117% for the year. Stewart & Stevenson, an Industrials company whose principal business is producing and retrofitting military tactical vehicles for the US Army, was acquired at an attractive premium earlier in the year.

The Fund also had a sizable allocation to the Consumer Discretionary sector. The sector was among the bottom-performing sectors in the benchmark for the period, and the Portfolio’s large relative overweight had a negative effect on Fund performance. Stock selection, to a lesser degree, was detrimental to Portfolio performance, in particular specialty retailer Finish Line. Though the Portfolio’s position in the stock was eliminated earlier in the year, its disappointing performance was enough to qualify the stock as one of the largest individual detractors for the period. Stock selection was not without its winners however, as top holding Sotheby's delivered impressive investment results, making a significant contribution to Portfolio performance.

Health Care was the largest area of negative contribution. The sector was among the weaker performing sectors for the period, and while the Portfolio’s large overweight worked against its favor, the Portfolio’s relative underperformance within the sector can be attributed primarily to stock selection. Biotech firm PDL BioPharma posted negative investment results for the period, ending the period as one of the Portfolio’s largest negative contributors. Adverse stock selection within the Materials sector also worked against the Portfolio’s investment results. While the sector delivered considerable performance for the benchmark, the Portfolio significantly underperformed despite its relative overweight in the sector. We attribute this relative underperformance to a case in which the benchmark included a materials company that delivered exceptional returns that the Portfolio did not own, as there were no notable detractors owned by the Portfolio within the sector.

As the year progressed, we increased the quality of technology names the portfolio owns. We believed that, as technology rebounded, the performance of lower-quality cheap tech stocks would pick up, followed by higher-quality names, as we have historically seen happen. This was not the case, however, and the performance of lower-quality names stayed down. As such, the Information Technology sector was an area of relative underperformance. Semiconductor and Semiconductor Equipment company Credence Systems and Computer and Peripherals company Hypercom both delivered negative returns, dragging Portfolio performance downward relative to the benchmark. The Portfolio’s position in Credence Systems was eliminated earlier in the year. Though not enough to offset earlier losses, Portfolio performance within Information Technology improved dramatically during the fourth quarter as our shift to higher-quality names began to show some reward.

Strong stock selection within Energy aided performance. Though it was up just over 16%, the sector was the weakest performing sector within the benchmark. The Portfolio’s energy holdings, however, enabled it to deliver investment results double that of the benchmark for the year.

While the benchmark’s total return for the period exceeded that of the Portfolio, we saw a big turn-around in the final three months of the year, moving from a total return of around 6% at the end of the third quarter to over 20% by the end of the year. We believe the companies we own are strong, earnings growth remains attractive, and valuations are not excessive. They have done well for us, and we believe they still have a long way to go.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/06	One Year	Five Years	Class 1 Since Inception 5/1/98		Class 2 Since Inception 5/1/01
Seligman Smaller-Cap Value Portfolio
Class 1	$32,683	21.25%	12.12%	14.63%		n/a
Class 2	n/a	20.99	11.88	n/a		14.22%
Lipper Small-Cap Core Funds Average*	n/a	14.87	11.44	8.43	†	11.00	††
Lipper Small-Cap Value Funds Average*	n/a	16.57	13.66	9.65	†	13.60	††
Russell 2000 Value Index*	24,102	23.48	15.37	10.67		14.78

* See benchmark descriptions on pages 18 and 19.

† From April 30, 1998.

†† From May 3, 2001.

Note: A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. The stocks of smaller companies may be subject to above-average market fluctuations.

16

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Smaller-Cap Value Portfolio (continued)

Diversification of Net Assets (unaudited)

December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005
Common Stocks:
Aerospace and Defense	1	$5,332,442	$6,510,000	2.8	2.5
Airlines	1	1,742,440	6,187,500	2.7	3.6
Auto Components	1	4,029,073	4,449,600	1.9	—
Beverages	—	—	—	—	1.8
Biotechnology	2	8,353,406	9,283,210	4.1	4.2
Chemicals	3	14,010,230	18,778,200	8.2	11.9
Commercial Banks	1	3,914,720	3,749,190	1.6	—
Commercial Services and Supplies	4	11,927,135	21,069,000	9.2	7.2
Communications Equipment	1	4,788,957	6,307,850	2.8	1.5
Computers and Peripherals	1	4,464,046	3,175,000	1.4	—
Construction and Engineering	1	4,531,826	7,035,000	3.1	—
Containers and Packaging	—	—	—	—	1.4
Diversified Consumer Services	1	2,002,404	5,583,600	2.4	3.1
Electrical Equipment	2	5,538,780	6,628,920	2.9	1.7
Electronic Equipment and Instruments	2	5,662,186	10,659,900	4.7	2.4
Energy Equipment and Services	2	6,014,611	11,445,800	5.0	4.7
Food and Staples Retailing	1	4,399,245	5,494,500	2.4	—
Food Products	1	1,669,270	5,800,800	2.5	2.2
Health Care Providers and Services	2	8,319,830	8,743,275	3.8	4.0
Hotels, Restaurants and Leisure	3	12,542,211	13,820,166	6.1	7.1
Household Durables	1	1,030,820	4,495,950	2.0	2.1
Insurance	4	12,460,174	20,110,680	8.8	7.0
IT Services	—	—	—	—	1.4
Machinery	2	6,595,061	11,054,500	4.8	7.8
Media	1	2,825,922	6,105,000	2.7	2.3
Multiline Retail	1	6,672,606	3,852,800	1.7	2.2
Oil, Gas and Consumable Fuels	1	678,184	3,232,800	1.4	1.6
Paper and Forest Products	—	—	—	—	0.8
Pharmaceuticals	—	—	—	—	2.0
Road and Rail	—	—	—	—	2.4
Semiconductors and Semiconductor Equipment	2	5,568,307	6,428,186	2.8	5.7
Software	1	4,651,615	4,761,250	2.1	—
Specialty Retail	3	14,324,280	14,338,900	6.3	5.6
	46	164,049,781	229,101,577	100.2	100.2
Short-Term Holding and Other Assets Less Liabilities	1	(472,505)	(472,505)	(0.2)	(0.2)
Net Assets	47	$163,577,276	$228,629,072	100.0	100.0

Largest Portfolio Changes

During the Six Months Ended December 31, 2006

Largest Purchases
Quest Software*
Cypress Semiconductor*
School Specialty*
Tenneco*
Shaw Group*
Guitar Center*
Central European Distribution
Thomas & Betts*
Keryx Biopharmaceuticals
Hypercom

Largest Sales
WMS Industries**
Andrx**
Constellation Brands (Class A)**
J.B. Hunt Transport Services**
Skyworks Solutions**
Continental Airlines
Apria Healthcare Group**
Blockbuster (Class A)**
General Cable**
Smurfit-Stone Container**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

17

Seligman Portfolios, Inc.

Benchmarks

Lipper Averages

Corporate Debt Funds BBB-Rated is an average of funds that invest primarily in corporate and government debt issues rated in the top four grades.

Global Funds is an average of funds that invest at least 25% of their portfolios in equity securities traded outside of the US and that may own US securities as well.

International Funds is an average of funds that invest their assets in securities with primary trading markets outside of the US.

International Multi-Cap Growth Funds is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI.

Large-Cap Core Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($15.7 billion as of December 31, 2006). Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Large-Cap Value Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($15.7 billion as of December 31, 2006). Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Mid-Cap Funds is an average of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

Mid-Cap Growth Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($15.7 billion as of December 31, 2006). Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Multi-Cap Value Funds is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) over 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($15.7 billion as of December 31, 2006). Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Science & Technology Funds is an average of funds that invest at least 65% of their equity portfolios in science and technology stocks.

Small-Cap Core Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.9 billion as of December 31, 2006). Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Small-Cap Value Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.9 billion as of December 31, 2006). Small-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

See footnotes on page 19.

18

Seligman Portfolios, Inc.

Benchmarks

Indices

Goldman Sachs Technology Indexes are a family of equity indexes designed as equity benchmarks for US traded technology and internet-related securities.

Lehman Brothers Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s), with at least one year to maturity.

Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Morgan Stanley Capital International EAFE Growth Index (“MSCI EAFE Growth Index”) is a free float-adjusted market capitalization-weighted index that measures stock market performance of developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Morgan Stanley Capital International World Index (“MSCI World Index”) is a free float-adjusted market capitalization index that is designed to measure global developed equity performance.

Morgan Stanley Capital International World Information Technology Index (“MSCI World IT Index”) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity markets.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted values. The stocks are also members of the Russell 1000 Growth Index.

Standard & Poor’s 500 Composite Index (“S&P 500 Index”) measures the performance of 500 of the largest US companies based on market capitalization.

Adapted from materials of Lipper, Goldman Sachs, Lehman, Morgan Stanley, Frank Russell, and Standard & Poor’s.

The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages and indices excludes the effect of taxes and sales charges. The performance of the indices also excludes fees. Investors cannot invest directly in an average or an index.

19

Seligman Portfolios, Inc.

Understanding and Comparing

Your Portfolio’s Expenses

As an investor in a Portfolio of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in a Portfolio and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses of investing in a Portfolio only and do not reflect any costs that may be charged by insurance companies’ separate accounts or by any pension or retirement plan. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if these costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2006 and held for the entire six-month period ended December 31, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Portfolio that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each Portfolio’s class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Portfolio. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

				Actual		Hypothetical
Portfolio	Beginning Account Value 7/1/06	Annualized Expense Ratio*	Annualized Expense Reimbursement Ratio†	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06
Capital
Class 1	$1,000.00	1.08%		$1,071.10	$5.64	$1,019.76	$5.50
Class 2	1,000.00	1.33		1,069.00	6.94	1,018.50	6.77
Cash Management	1,000.00	0.70	0.02%	1,022.60	3.57	1,021.67	3.57
Common Stock	1,000.00	0.87		1,153.30	4.72	1,020.82	4.43
Communications and Information
Class 1	1,000.00	1.05		1,168.70	5.74	1,019.91	5.35
Class 2	1,000.00	1.30		1,167.40	7.10	1,018.65	6.61
Global Technology
Class 1	1,000.00	1.90	0.84	1,160.40	10.35	1,015.63	9.65
Class 2	1,000.00	2.05	0.84	1,158.90	11.16	1,014.87	10.41
International Growth	1,000.00	2.00	1.96	1,151.30	10.84	1,015.12	10.16
Investment Grade	1,000.00	0.85	1.61	1,051.70	4.40	1,020.92	4.33
Large-Cap Value	1,000.00	1.31		1,097.20	6.92	1,018.60	6.67
Smaller-Cap Value
Class 1	1,000.00	1.12		1,131.10	6.02	1,019.56	5.70
Class 2	1,000.00	1.31		1,130.20	7.03	1,018.60	6.67

*	Expenses of Class 2 shares differ from the expenses of Class 1 shares due to the differences in 12b-1 fees paid. See the Fund’s prospectus for a description of each share class and its expenses.
**	Expenses are equal to the Portfolio’s annualized expense ratio based on actual expenses for the period July 1, 2006 to December 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).
†	The Manager, at its discretion, has agreed to reimburse expenses, other than management and 12b-1 fees, that exceed a certain rate per annum of the average daily net assets of certain Portfolios. Absent such reimbursement, the expense ratios and expenses paid for the period would have been higher. See Note 4 to the Financial Statements on page 46 of this report for additional information.

20

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December 31, 2006

Seligman Capital Portfolio

	Shares	Value

Common Stocks 99.1%
Aerospace and Defense 3.0%
Precision Castparts	3,000	$234,840
Spirit Aerosystems Holdings (Class A)*	2,600	87,022

		321,862

Airlines 1.3%
JetBlue Airways*	10,000	142,000

Biotechnology 2.0%
Cepheid*	6,500	55,250
MedImmune*	5,150	166,705

		221,955

Capital Markets 5.0%
Bear Stearns	700	113,946
E*TRADE Financial*	10,200	228,684
Northern Trust	3,300	200,277

		542,907

Commercial Services and Supplies 1.8%
Herman Miller	5,500	199,980

Communications Equipment 3.3%
Comverse Technology*	5,300	111,883
Research In Motion*	1,900	242,782

		354,665

Computers and Peripherals 0.7%
SanDisk*	1,900	81,757

Containers and Packaging 1.3%
Pactiv*	3,900	139,191

Electrical Equipment 1.9%
First Solar	2,700	80,460
Thomas & Betts*	2,800	132,384

		212,844

Energy Equipment and Services 5.6%
BJ Services	5,400	158,328
Ensco International	4,200	210,252
Grant Prideco*	3,100	123,287
National Oilwell Varco*	1,900	116,242

		608,109

Food and Staples Retailing 3.5%
Rite Aid*	36,700	199,648
SUPERVALU	5,000	178,750

		378,398

Food Products 1.6%
Dean Foods*	4,200	177,576

	Shares	Value

Health Care Equipment and Supplies 5.6%
DENTSPLY International	5,100	$152,235
Gen-Probe*	4,600	240,902
Hologic*	1,300	61,464
Northstar Neuroscience*	3,400	48,892
St. Jude Medical*	3,100	113,336

		616,829

Health Care Providers and Services 7.8%
Coventry Health Care*	3,600	180,180
DaVita*	2,100	119,448
Health Net*	5,900	287,094
Psychiatric Solutions*	4,300	161,336
Quest Diagnostics	2,000	106,000

		854,058

Hotels, Restaurants and Leisure 7.1%
Hilton Hotels	8,500	296,650
International Game Technology	4,000	184,800
Sonic*	5,150	123,343
Starwood Hotels & Resorts Worldwide	2,700	168,750

		773,543

Household Durables 1.0%
Harman International Industries	1,100	109,901

Independent Power Producers and Energy Traders 1.1%
AES*	5,500	121,220

Internet Software and Services 2.9%
SAVVIS*	6,600	235,686
VeriSign*	3,600	86,580

		322,266

IT Services 4.5%
Amdocs*	6,200	240,250
Cognizant Technology Solutions (Class A)*	2,200	169,752
Paychex	2,200	86,988

		496,990

Life Sciences Tools and Services 3.3%
Nektar Therapeutics*	4,400	66,924
Pharmaceutical Product Development	3,600	115,992
Thermo Fisher Scientific*	3,800	172,102

		355,018

Machinery 2.6%
AGCO*	2,700	83,538
ITT	3,500	198,870

		282,408

See footnotes on page 36.

21

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December 31, 2006

Seligman Capital Portfolio (continued)

	Shares	Value

Media 2.8%
Liberty Global (Class A)*	7,400	$215,710
Univision Communications (Class A)*	2,500	88,550

		304,260

Metals and Mining 1.1%
Freeport-McMoRan Copper & Gold (Class B)	2,100	117,033

Oil, Gas and Consumable Fuels 1.4%
Noble Energy	3,100	152,117

Pharmaceuticals 2.8%
Allergan	1,900	227,506
Penwest Pharmaceuticals*	4,900	81,438

		308,944

Road and Rail 1.7%
CSX	5,400	185,922

Semiconductors and Semiconductor Equipment 5.5%
Integrated Device Technology*	4,300	66,564
Intersil (Class A)*	3,400	81,328
KLA-Tencor	3,600	179,100
NVIDIA*	5,200	192,452
Varian Semiconductor Equipment Associates*	1,900	86,488

		605,932

Software 4.2%
BEA Systems*	7,900	99,382
Business Objects (ADR)*	2,200	86,790
Citrix Systems*	5,000	135,250
Electronic Arts*	1,000	50,360
salesforce.com*	2,300	83,835

		455,617

Specialty Retail 6.5%
Advance Auto Parts*	1,900	67,564
GameStop (Class A)*	2,000	110,220
OfficeMax	5,900	292,935
Urban Outfitters*	10,400	239,512

		710,231

Textiles, Apparel and Luxury Goods 2.7%
Coach*	2,900	124,584
Iconix Brand Group	8,800	170,632

		295,216

Wireless Telecommunication Services 3.5%
American Tower (Class A)*	4,500	167,760
NII Holdings*	3,400	219,096

		386,856

Total Common Stocks (Cost $10,060,601)		10,835,605

	Principal Amount	Value

Repurchase Agreement 2.0%
State Street Bank 4.35%, dated 12/29/2006, maturing 1/2/2007, in the amount of $217,105, collateralized by: $225,000 US Treasury Notes 4.5%, 2/15/2016, with a fair market value of $225,844 (Cost $217,000)	$217,000	$217,000

Total Investments 101.1% (Cost $10,277,601)		11,052,605
Other Assets Less Liabilities (1.1)%		(124,509)

Net Assets 100.0%		$10,928,096

See footnotes on page 36.

22

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December 31, 2006

Seligman Cash Management Portfolio

	Annualized Yield on Purchase Date	Principal Amount	Value

US Government and Government Agency Securities 38.5%
US Government Securities 16.6%
US Treasury Bills 4.984%, 1/4/2007	5.05%	$1,000,000	$999,599
US Treasury Notes 3.125%, 1/31/2007	3.17	1,000,000	998,482

			1,998,081

Government Agency Securities 21.9%
Fannie Mae 5.243%, 2/5/2007	5.32	1,000,000	995,012
Federal Home Loan Bank 5.267%, 1/10/2007	5.34	841,000	839,931
Freddie Mac 5.393%, 2/8/2007	5.47	800,000	795,660

			2,630,603

Total US Government and Government Agency Securities (Cost $4,628,684)			4,628,684

Fixed Time Deposits 29.9%
ABN AMRO Bank, Grand Cayman 5.13%, 1/3/2007	5.20	598,000	598,000
Bank of Montreal, Toronto 5.15%, 1/3/2007	5.22	598,000	598,000
BNP Paribas, Grand Cayman 5.29%, 1/2/2007	5.36	599,000	599,000
Citibank, Nassau 5.19%, 1/3/2007	5.26	598,000	598,000
Rabobank Nederland, Grand Cayman 5.29%, 1/2/2007	5.36	599,000	599,000
Royal Bank of Scotland, London 5.20%, 1/3/2007	5.27	598,000	598,000

Total Fixed Time Deposits (Cost $3,590,000)			3,590,000

	Annualized Yield on Purchase Date	Principal Amount	Value
Commercial Paper 15.0%
AIG Funding 5.289%, 2/1/2007	5.36%	$600,000	$597,305
American Express Credit 5.274%, 1/23/2007	5.35	600,000	598,082
General Electric Capital 5.28%, 2/5/2007	5.35	610,000	606,910

Total Commercial Paper (Cost $1,802,297)			1,802,297

Repurchase Agreement 8.3%
State Street Bank 4.35%, dated 12/29/2006, maturing 1/2/2007, in the amount of $991,479, collateralized by: $1,020,000 US Treasury Notes 4.5%, 2/15/2016, with a fair market value of $1,023,825 (Cost $991,000)	4.41	991,000	991,000

Total Investments 91.7% (Cost $11,011,981)			11,011,981
Other Assets Less Liabilities 8.3%			991,576

Net Assets 100.0%			$12,003,557

See footnotes on page 36.

23

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Portfolios of Investments

December 31, 2006

Seligman Common Stock Portfolio

	Shares or Warrants		Value

Common Stocks 88.2%
Aerospace and Defense 3.3%
Boeing	1,200	shs.	$106,608
General Dynamics	600		44,610
Honeywell International	2,200		99,528

			250,746

Air Freight and Logistics 0.6%
FedEx	400		43,448

Beverages 1.3%
Coca-Cola	800		38,600
Coca-Cola Enterprises	2,900		59,218

			97,818

Biotechnology 3.0%
Amgen*	1,400		95,634
Genentech*	700		56,791
Pharmion*	2,943		75,753

			228,178

Capital Markets 2.7%
Bank of New York	1,900		74,803
Legg Mason	700		66,535
Merrill Lynch	400		37,240
Morgan Stanley	390		31,758

			210,336

Chemicals 0.9%
E. I. du Pont de Nemours	1,400		68,194

Commercial Banks 3.5%
KeyCorp	1,800		68,454
Wachovia	3,540		201,603

			270,057

Commercial Services and Supplies 0.8%
Waste Management	1,600		58,832

Communications Equipment 6.4%
Alcatel-Lucent (ADR)*	4,172		59,326
Alcatel-Lucent* (exercise price of $2.75, expiring 12/10/2007)	36,720	wts.	11,200
Cisco Systems*	1,470	shs.	40,175
Comverse Technology*	6,100		128,771
Corning*	2,791		52,220
Motorola	2,500		51,400
Nokia (ADR)	1,900		38,608
QUALCOMM	3,000		113,370

			495,070

Computers and Peripherals 3.5%
EMC*	2,900		38,280
International Business Machines	920		89,378
Palm*	3,900		54,951
SanDisk*	1,000		43,030
Seagate Technology	1,600	‡	42,400

			268,039

	Shares	Value

Consumer Finance 2.3%
Capital One Financial	2,259	$173,536

Containers and Packaging 0.9%
Smurfit-Stone Container*	6,900	72,864

Diversified Financial Services 5.7%
Bank of America	3,140	167,645
Citigroup	2,060	114,742
JPMorgan Chase	3,240	156,492

		438,879

Diversified Telecommunication Services 2.1%
AT&T	1,100	39,325
Citizens Communications	3,100	44,547
Windstream	5,500	78,210

		162,082

Energy Equipment and Services 1.5%
Halliburton	1,700	52,785
Tidewater	1,000	48,360
Weatherford International*	400	16,715

		117,860

Food and Staples Retailing 4.2%
CVS	1,800	55,638
Rite Aid*	23,300	126,752
SUPERVALU	1,900	67,925
Wal-Mart Stores	1,510	69,732

		320,047

Health Care Equipment and Supplies 1.9%
Boston Scientific*	4,500	77,310
Medtronic	1,300	69,563

		146,873

Health Care Providers and Services 3.6%
Aetna	2,500	107,950
Health Net*	1,300	63,258
WellPoint*	1,400	110,166

		281,374

Independent Power Producers and Energy Traders 0.6%
TXU	900	48,789

Industrial Conglomerates 4.5%
3M	1,200	93,516
General Electric	6,810	253,400

		346,916

Insurance 2.7%
American International Group	1,900	136,154
Hartford Financial Services Group	800	74,648

		210,802

Internet Software and Services 1.6%
Google (Class A)*	75	34,536
McAfee*	1,300	36,894
Yahoo!*	2,100	53,634

		125,064

See footnotes on page 36.

24

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2006

Seligman Common Stock Portfolio (continued)

	Shares	Value

IT Services 1.0%
First Data	1,600	$40,832
Western Union*	1,500	33,630

		74,462

Machinery 0.7%
Caterpillar	900	55,197

Media 1.9%
News Corp. (Class B)	2,300	49,404
Time Warner	4,390	95,614

		145,018

Metals and Mining 1.3%
Alcoa	1,300	39,013
Freeport-McMoRan Copper & Gold (Class B)	1,100	61,303

		100,316

Multiline Retail 0.7%
Dollar General	3,400	54,604

Oil, Gas and Consumable Fuels 8.2%
Chevron	1,800	132,354
ConocoPhillips	2,000	143,900
El Paso	5,600	85,568
Exxon Mobil	2,750	210,732
Murphy Oil	1,140	57,969

		630,523

Pharmaceuticals 3.3%
Pfizer	3,500	90,650
Valeant Pharmaceuticals International	2,300	39,652
Wyeth	2,370	120,680

		250,982

Road and Rail 0.9%
Avis Budget Group	3,250	70,493

Semiconductors and Semiconductor Equipment 0.9%
Maxim Integrated Products	1,300	39,806
Texas Instruments	1,000	28,800

		68,606

Software 2.3%
Business Objects (ADR)*	1,100	43,395
Microsoft	4,570	136,460

		179,855

Specialty Retail 3.7%
Best Buy	800	39,352
Foot Locker	5,600	122,808
Home Depot	1,300	52,208
Urban Outfitters*	3,100	71,393

		285,761

	Shares or Shares Subject to Call/Put	Value

Thrifts and Mortgage Finance 1.1%
Washington Mutual	1,800	$81,882

Tobacco 3.4%
Altria Group	3,070	263,467

Wireless Telecommunication Services 1.2%
Sprint Nextel	4,800	90,672

Total Common Stocks and Warrants (Cost $6,241,163)		6,787,642

Options Purchased* 3.3%
Beverages 0.1%
Coca-Cola Enterprises, Call expiring January 2008 at $15	1,400	8,540

Communications Equipment 0.4%
Comverse Technology, Call expiring January 2008 at $20	5,800	23,200
QUALCOMM, Call expiring January 2009 at $40	1,000	7,700

		30,900

Computers and Peripherals 0.2%
Dell, Call expiring January 2008 at $25	2,300	8,510
Palm, Call expiring January 2008 at $17.50	3,500	5,775
Seagate Technology, Call expiring January 2008 at $17.50	400	4,080

		18,365

Consumer Finance 0.1%
Capital One Financial, Call expiring January 2008 at $80	1,100	9,504

Food and Staples Retailing 0.0%
Wal-Mart Stores, Call expiring January 2007 at $50	1,500	150

Food Products 0.0%
Kraft Foods (Class A), Put expiring March 2007 at $30	800	100

Health Care Equipment and Supplies 0.3%
Bausch & Lomb, Call expiring January 2008 at $50	1,000	8,900
Boston Scientific, Call expiring January 2009 at $20	3,200	8,960
St. Jude Medical, Call expiring January 2008 at $35	1,200	7,140

		25,000

Health Care Providers and Services 0.2%
Aetna, Call expiring January 2008 at $42.50	1,000	6,250
Coventry, Call expiring January 2009 at $50	800	7,720

		13,970

See footnotes on page 36.

25

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2006

Seligman Common Stock Portfolio (continued)

	Shares Subject to Call/Put	Value
Index Derivatives 0.2%
S&P 500 Index, Put expiring March 2007 at $1,350	150	$15,450

Industrial Conglomerates 0.1%
3M, Call expiring January 2009 at $80	500	4,650

Internet Software and Services 0.2%
eBay, Call expiring January 2008 at $30	900	4,770
Yahoo!, Call expiring January 2009 at $30	2,200	8,140

		12,910

Machinery 0.1%
Caterpillar, Call expiring January 2009 at $80	1,300	5,590

Multiline Retail 0.2%
Dollar General, Call expiring January 2008 at $15	5,500	14,300

Oil, Gas and Consumable Fuels 0.1%
Murphy Oil, Call expiring January 2008 at $50	700	4,970

Semiconductors and Semiconductor Equipment 0.3%
Intel, Call expiring January 2009 at $20	2,400	9,360
Marvell Technology Group, Call expiring January 2009 at $20	1,600	8,640
Maxim Integrated Products, Call expiring January 2008 at $35	1,100	2,860

		20,860

Software 0.0%
Business Objects, Call expiring April 2007 at $40	900	2,385

Specialty Retail 0.0%
Foot Locker, Call expiring January 2008 at $25	2,200	2,970

Tobacco 0.7%
Altria Group, Call expiring January 2008 at $80	2,400	24,960
Altria Group, Call expiring January 2008 at $85	3,900	28,080

		53,040

Wireless Telecommunication Services 0.1%
Sprint Nextel, Call expiring January 2009 at $20	3,100	10,230

Total Options Purchased (Cost $250,444)		253,884

	Principal Amount	Value
Short-Term Holdings 8.6%
Repurchase Agreement 4.9%
State Street Bank 4.35%, dated 12/29/2006, maturing 1/2/2007, in the amount of $376,182, collateralized by: $390,000 US Treasury Notes 4.5%, 2/15/2016, with a fair market value of $391,463	$376,000	$376,000

Equity-Linked Notes 3.7%
Goldman Sachs Group:
8.25%, 7/27/2007†(1)	34,999	35,570
13.75%, 8/2/2007†(2)	36,004	38,376
9.80%, 9/27/2007†(3)	35,342	38,631
Merrill Lynch 13.60%, 3/27/2007†(4)	35,080	38,383
Morgan Stanley:
10.60%, 3/27/2007†(5)	35,088	38,247
8.08%, 5/1/2007†(1)	38,456	40,149
10.25%, 8/25/2007†(5)	56,264	59,526

		288,882

Total Short-Term Holdings (Cost $647,233)		664,882

Total Investments 100.1% (Cost $7,138,840)		7,706,408
Other Assets Less Liabilities (0.1)%		(10,771)

Net Assets 100.0%		$7,695,637

	Shares Subject to Call	Value
Options Written 0.0% (Premium received $3,552)
Seagate Technology, expiring January 2007 at $17.50	400	$(3,640)

See footnotes on page 36.

26

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2006

Seligman Communications and Information Portfolio

	Shares	Value

Common Stocks 94.8%
Application Software 5.4%
Autodesk*	27,900	$1,128,834
Business Objects (ADR)*	23,300	919,185
Kronos*	6,600	242,484
Parametric Technology*	43,400	782,068
salesforce.com*	1,100	40,095

		3,112,666

Communications Equipment 9.3%
Cisco Systems*	49,800	1,361,034
Corning*	41,500	776,465
Nokia (ADR)	16,300	331,216
QUALCOMM	69,000	2,607,510
Research In Motion*	2,200	281,116

		5,357,341

Computer Hardware 4.0%
Apple*	9,300	789,012
Hewlett-Packard	37,000	1,524,030

		2,313,042

Computer Storage and Peripherals 10.4%
Electronics for Imaging*	45,300	1,204,074
EMC*	123,000	1,623,600
Komag*	18,800	712,144
Seagate Technology	91,200	2,416,800

		5,956,618

Consumer Software 1.4%
THQ*	24,000	780,480

Electronic Equipment Manufacturers 1.4%
Orbotech*	30,600	778,464

Electronic Manufacturing Services 1.2%
Hon Hai Precision Industry	89,000	634,837
IPG Photonics*	2,700	64,800

		699,637

Health Care Equipment 2.8%
American Medical Systems Holdings*	21,700	401,884
Cytyc*	24,700	699,010
Stryker	9,600	529,056

		1,629,950

Health Care Supplies 0.4%
Gen-Probe*	3,900	204,243

	Shares	Value

Internet Software and Services 22.6%
Digital River*	25,500	$1,422,645
Google (Class A)*	1,000	460,480
McAfee*	137,300	3,896,574
Sina*	5,400	154,980
Symantec*	173,183	3,610,865
VeriSign*	119,900	2,883,595
Yahoo!*	22,200	566,988

		12,996,127

IT Consulting and Other Services 5.7%
Amdocs*	66,500	2,576,875
Satyam Computer Services	60,640	666,470

		3,243,345

Life Sciences Tools and Services 0.5%
PerkinElmer	13,800	306,774

Semiconductor Equipment 10.7%
Applied Materials	48,300	891,135
ASML Holding (NY shares)*	31,000	763,530
Cymer*	43,600	1,916,220
FEI*	11,000	290,070
KLA-Tencor	46,100	2,293,475

		6,154,430

Semiconductors 4.3%
ARM Holdings	129,550	319,082
Integrated Device Technology*	9,000	139,320
Monolithic Power Systems*	25,200	279,972
ON Semiconductor*	39,300	297,501
Semtech*	23,100	301,917
Texas Instruments	39,600	1,140,480

		2,478,272

Systems Software 4.0%
BMC Software*	45,800	1,474,760
Check Point Software Technologies*	13,400	293,728
Citrix Systems*	20,400	551,820

		2,320,308

Technical Software 8.9%
Cadence Design Systems*	76,600	1,371,906
Synopsys*	139,400	3,726,162

		5,098,068

Technology Distributors 0.5%
Arrow Electronics*	9,300	293,415

See footnotes on page 36.

27

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2006

Seligman Communications and Information Portfolio (continued)

	Shares or Principal Amount		Value
Wireless Telecommunication Services 1.3%
NII Holdings (Class B)*	11,400	shs.	$734,616

Total Common Stocks (Cost $50,460,817)			54,457,796

Short-Term Holdings 5.7%
Fixed Time Deposit 5.0%
BNP Paribas, Grand Cayman 5.15%, 1/3/2007	$2,900,000		2,900,000

	Principal Amount	Value
Repurchase Agreement 0.7%
State Street Bank 4.35%, dated 12/29/2006, maturing 1/2/2007, in the amount of $378,183, collateralized by: $390,000 US Treasury Notes 4.5%, 2/15/2016, with a fair market value of $391,463	$378,000	$378,000

Total Short-Term Holdings (Cost $3,278,000)		3,278,000

Total Investments 100.5% (Cost $53,738,817)		57,735,796
Other Assets Less Liabilities (0.5)%		(285,705)

Net Assets 100.0%		$57,450,091

Seligman Global Technology Portfolio

	Shares	Value

Common Stocks 97.9%
Canada 0.4%
Research In Motion* (Communications Equipment)	300	$38,334

China 0.8%
Tencent Holdings* (Internet Software and Services)	19,000	67,694

Finland 1.0%
Nokia (ADR) (Communications Equipment)	4,300	87,376

France 2.1%
Business Objects (ADR)* (Application Software)	4,600	181,470

Germany 0.9%
Infineon Technologies* (Semiconductors)	5,400	75,806

India 2.7%
Hexaware Technologies (IT Consulting and Other Services)	5,500	24,545
Rolta India (IT Consulting and Other Services)	4,900	28,178
Rolta India (GDR)* (IT Consulting and Other Services)	2,447	14,095
Rolta India (GDR)†* (IT Consulting and Other Services)	12,300	70,848
Satyam Computer Services (IT Consulting and Other Services)	8,780	95,918

		233,584

Israel 1.5%
Check Point Software Technologies* (Systems Software)	2,000	43,840
Orbotech* (Electronic Equipment Manufacturers)	3,300	83,952

		127,792

	Shares	Value

Japan 7.4%
Canon (Office Electronics)	1,800	$101,948
Hoya (Electronic Equipment Manufacturers)	1,800	70,275
Keyence (Electronic Equipment Manufacturers)	200	49,422
Matsushita Electric Industrial (Consumer Electronics)	2,100	42,237
Murata Manufacturing (Electronic Equipment Manufacturers)	1,300	88,105
Shinko Electric Industries (Semiconductors)	1,700	44,509
Sony (Consumer Electronics)	2,700	115,751
Tokuyama (Specialty Chemicals)	3,000	45,393
Tokyo Electron (Semiconductor Equipment)	1,100	86,874

		644,514

Netherlands 1.2%
ASML Holding (NY shares)* (Semiconductor Equipment)	4,300	105,909

Singapore 0.5%
STATS ChipPAC* (Semiconductors)	6,100	46,848

South Korea 0.6%
Daum Communications* (Internet Software and Services)	360	22,198
Samsung Electronics (Semiconductors)	50	32,746

		54,944

See footnotes on page 36.

28

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Portfolios of Investments

December 31, 2006

Seligman Global Technology Portfolio (continued)

	Shares	Value

Taiwan 5.2%
Acer (Computer Hardware)	25,000	$52,269
Catcher Technology (Computer Storage and Peripherals)	6,000	58,235
Hon Hai Precision Industry (Electronic Manufacturing Services)	20,723	147,987
Mitac International (Computer Hardware)	40,000	48,412
Siliconware Precision Industries (Semiconductors)	36,000	56,628
Sonix Technology (Semiconductors)	5,000	13,131
Taiwan Semiconductor Manufacturing (ADR) (Semiconductors)	1	11
Unimicron Technology Corporation (Electronic Equipment Manufacturers)	52,000	71,817

		448,490

United Kingdom 1.4%
ARM Holdings (Semiconductors)	30,460	74,958
Xansa (IT Consulting and Other Services)	29,800	50,405

		125,363

United States 72.2%
Amdocs* (IT Consulting and Other Services)	7,800	302,250
American Medical Systems Holdings* (Health Care Equipment)	2,300	42,596
Apple* (Computer Hardware)	1,300	110,292
Applied Materials (Semiconductor Equipment)	2,400	44,280
Arrow Electronics* (Technology Distributors)	1,400	44,170
Autodesk* (Application Software)	4,100	165,886
Avocent* (Communications Equipment)	1,300	44,005
BMC Software* (Systems Software)	6,800	218,960
Cadence Design Systems* (Technical Software)	7,500	134,325
Cisco Systems* (Communications Equipment)	5,800	158,514
Citrix Systems* (Systems Software)	3,000	81,150
Comverse Technology* (Communications Equipment)	2,900	61,219
Corning* (Communications Equipment)	6,100	114,131
Cymer* (Semiconductor Equipment)	3,900	171,405
Digital River* (Internet Software and Services)	3,600	200,844
Electronics for Imaging* (Computer Storage and Peripherals)	3,400	90,372
EMC* (Computer Storage and Peripherals)	18,500	244,200
FEI* (Semiconductor Equipment)	1,600	42,192
Gen-Probe* (Health Care Supplies)	600	31,422
Google (Class A)* (Internet Software and Services)	100	46,048
Hewlett-Packard (Computer Hardware)	4,400	181,236
Home Diagnostics* (Health Care Equipment)	3,900	41,340
Hyperion Solutions* (Application Software)	1,600	57,504
Integrated Device Technology* (Semiconductors)	1,300	20,124
IPG Photonics* (Electronic Manufacturing Services)	400	9,600
KLA-Tencor (Semiconductor Equipment)	7,100	353,225
Komag* (Computer Storage and Peripherals)	1,400	53,032

	Shares	Value

United States 72.2% (continued)
Kronos (Application Software)	2,400	$88,176
McAfee* (Internet Software and Services)	15,700	445,566
MSC.Software* (Application Software)	2,382	36,278
NII Holdings* (Wireless Telecommunication Services)	1,700	109,548
ON Semiconductor* (Semiconductors)	5,700	43,149
Optium* (Communications Equipment)	800	19,952
Parametric Technology* (Application Software)	6,600	118,932
PerkinElmer (Life Sciences Tools and Services)	2,100	46,683
QUALCOMM (Communications Equipment)	8,200	309,878
Quest Software* (Application Software)	5,500	80,575
RightNow Technologies* (IT Consulting and Other Services)	4,000	68,880
Seagate Technology (Computer Storage and Peripherals)	13,000	344,500
Stryker (Health Care Equipment)	1,300	71,643
Symantec* (Internet Software and Services)	18,076	376,885
Synopsys* (Technical Software)	12,500	334,125
Texas Instruments (Semiconductors)	5,900	169,920
THQ* (Consumer Software)	3,600	117,072
VeriSign* (Internet Software and Services)	14,900	358,345
Yahoo!* (Internet Software and Services)	3,300	84,282

		6,288,711

Total Investments 97.9% (Cost $7,834,810)		8,526,835
Other Assets Less Liabilities 2.1%		184,430

Net Assets 100.0%		$8,711,265

See footnotes on page 36.

29

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Portfolios of Investments

December 31, 2006

Seligman International Growth Portfolio

	Shares	Value

Common Stocks 98.3%
Australia 1.6%
Aristocrat Leisure (Hotels, Restaurants and Leisure)	1,843	$23,094
Brambles* (Commercial Services and Supplies)	2,158	21,855
Toll Holdings (Road and Rail)	1,642	23,609

		68,558

Austria 1.5%
Erste Bank Der Oesterreichischen Sparkassen (Commercial Banks)	855	65,316

Belgium 1.3%
KBC Groep (Commercial Banks)	299	36,600
UCB (Pharmaceuticals)	323	22,146

		58,746

Brazil 1.1%
Companhia Vale do Rio Doce “CVRD” (ADR) (Metals and Mining)	1,600	47,584

Canada 7.0%
Cameco (Oil, Gas and Consumable Fuels)	1,200	48,540
Potash Corp. of Saskatchewan (Chemicals)	200	28,696
Research In Motion* (Communications Equipment)	1,000	127,780
Rogers Communications (Class B) (Wireless Telecommunication Services)	2,000	59,512
SNC-Lavalin Group (Construction and Engineering)	1,481	39,967

		304,495

China 0.5%
Baidu.com (ADR)* (Internet Software and Services)	200	22,544

Denmark 0.5%
Vestas Wind Systems (Electrical Equipment)	500	20,981

Finland 1.0%
Nokia (ADR) (Communications Equipment)	2,200	44,704

France 10.5%
Alstom* (Electrical Equipment)	471	63,812
Essilor International (Health Care Equipment and Supplies)	196	21,023
Iliad (Internet Software and Services)	403	34,844
SAFRAN (Aerospace and Defense)	7	162
Unibail (Real Estate Investment Trusts)	367	89,470
Vallourec (Machinery)	413	119,278
Veolia Environnement (Multi-Utilities)	1,680	129,492

		458,081

	Shares	Value

Germany 6.8%
Allianz (Insurance)	280	$57,189
Deutsche Boerse (Diversified Financial Services)	565	103,911
Salzgitter (Metals and Mining)	570	74,506
Symrise (Chemicals)	772	19,872
Wacker Chemie* (Chemicals)	323	42,007

		297,485

Hong Kong 1.4%
Shun Tak Holdings (Real Estate Management and Development)	40,000	61,215

Ireland 2.5%
Elan (ADR)* (Pharmaceuticals)	3,000	44,250
Ryanair Holdings (ADR)* (Airlines)	800	65,200

		109,450

Japan 19.7%
Daiichi Sankyo (Pharmaceuticals)	800	25,008
Eisai (Pharmaceuticals)	1,200	65,990
Elpida Memory* (Semiconductors and Semiconductor Equipment)	1,200	66,105
Japan Tobacco (Tobacco)	21	101,310
JFE Holdings (Metals and Mining)	1,200	61,511
Komatsu (Machinery)	1,000	20,144
Mitsubishi UFJ Financial Group (Commercial Banks)	3	37,328
Nintendo (Software)	500	129,632
Nomura Holdings (Capital Markets)	3,000	56,762
ORIX (Consumer Finance)	100	29,017
Rakuten (Internet and Catalog Retail)	115	53,794
Sharp (Household Durables)	2,000	34,492
Sumitomo Mitsui Financial Group (Commercial Banks)	2	20,404
Sumitomo Realty & Development (Real Estate Management and Development)	2,000	64,322
Suzuki Motor (Automobiles)	1,900	53,717
Toyota Motor (Automobiles)	600	39,357

		858,893

Mexico 3.1%
America Movil (Class L)(ADR) (Wireless Telecommunication Services)	2,000	90,440
Fomento Economico Mexicano (ADR) (Beverages)	400	46,304

		136,744

Netherlands 5.5%
ASML Holding* (Semiconductors and Semiconductor Equipment)	2,551	63,069
Philips Electronics (Household Durables)	2,940	110,831
Royal Numico “Koninklijke Numico”* (Food Products)	1,279	68,527

		242,427

See footnotes on page 36.

30

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Portfolios of Investments

December 31, 2006

Seligman International Growth Portfolio (continued)

	Shares	Value

Norway 0.6%
Telenor (Diversified Telecommunication Services)	1,500	$28,002

Russia 1.0%
Gazprom (ADR)† (Oil, Gas and Consumable Fuels)	950	43,673

South Korea 1.0%
Samsung Electronics (Semiconductors and Semiconductor Equipment)	67	43,880

Sweden 1.5%
Swedish Match* (Tobacco)	3,400	63,537

Switzerland 9.9%
ABB* (Electrical Equipment)	3,915	70,164
Logitech International* (Computers and Peripherals)	4,427	127,079
Nestle (Food Products)	168	59,578
Nobel Biocare Holding (Health Care Equipment and Supplies)	200	59,112
Swatch Group (Textiles, Apparel and Luxury Goods)	1,090	48,739
Syngenta (Chemicals)	119	22,134
UBS (Capital Markets)	740	44,803

		431,609

Taiwan 1.9%
Hon Hai Precision Industry (Electronic Equipment and Instruments)	11,400	81,409

	Shares	Value

United Kingdom 18.4%
Admiral Group (Insurance)	683	$14,651
Alliance Boots (Food and Staples Retailing)	4,858	79,476
ARM Holdings (Semiconductors and Semiconductor Equipment)	19,331	47,571
British Land (Real Estate Management and Development)	1,429	47,843
Carphone Warehouse Group (Specialty Retail)	10,756	66,076
Debenhams (Multiline Retail)	11,411	42,286
EMI Group (Media)	14,712	76,246
Kesa Electricals (Specialty Retail)	10,269	67,965
Man Group (Capital Markets)	7,642	78,171
Reckitt Benckiser (Household Products)	1,491	68,124
Rolls-Royce Group (Aerospace and Defense)	1,010	8,850
Standard Chartered (Commercial Banks)	550	15,986
Tesco (Food and Staples Retailing)	16,686	131,856
Xstrata (Metals and Mining)	1,163	58,025

		803,126

Total Investments 98.3% (Cost $3,489,647)		4,292,459
Other Assets Less Liabilities 1.7%		74,339

Net Assets 100.0%		$4,366,798

See footnotes on page 36.

31

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Portfolios of Investments

December 31, 2006

Seligman Investment Grade Fixed Income Portfolio

	Principal Amount	Value

US Government and Government Agency Securities 53.2%
US Government Securities 26.6%
US Treasury Bonds:
8.125%, 8/15/2021	$15,000	$20,024
5.375%, 2/15/2031	80,000	85,719
4.5%, 2/15/2036	95,000	90,369
US Treasury Inflation-Protected Securities 2.5%, 7/15/2016	14,996	15,114
US Treasury Notes:
4.5%, 9/30/2011	15,000	14,873
4.5%, 11/30/2011	65,000	64,441
4.25%, 8/15/2013	150,000	146,285
4.25%, 11/15/2014	25,000	24,260
4.875%, 8/15/2016	10,000	10,123
4.625%, 11/15/2016	100,000	99,375

		570,583

Government Agency Securitiesø 14.1%
Fannie Mae:
5.4%, 4/13/2009	75,000	75,025
5.5%, 2/22/2011	90,000	90,008
Freddie Mac:
5.2%, 3/5/2019	80,000	77,950

		242,983

Government Agency Mortgage-Backed Securities††ø 12.5%
Fannie Mae:
7%, 7/1/2008	4,000	4,033
7%, 2/1/2012	2,369	2,388
8.5%, 9/1/2015	3,461	3,677
6.5%, 5/1/2017	13,860	14,199
5.5%, 2/1/2018	24,807	24,862
4.5%, 12/1/2020	22,331	21,575
7%, 1/1/2032	13,057	13,440
7%, 5/1/2032	30,009	30,895
5.5%, 10/1/2035	26,176	25,885
5.351%, 4/1/2036#	24,375	24,367
5.994%, 8/1/2036#	29,604	29,986
6.125%, 8/1/2036#	39,788	40,210
6%, 9/1/2036#	24,735	24,910
TBA 5.5%, 1/2007	30,000	29,653
Freddie Mac Gold:
6%, 11/1/2010	4,091	4,164
8%, 12/1/2023	2,762	2,904
TBA 5%, 1/2007	30,000	28,950

		326,098

Total US Government and Government Agency Securities (Cost $1,138,722)		1,139,664

	Principal Amount	Value

Corporate Bonds 38.9%
Air Freight and Logistics 1.4%
FedEx 5.5%, 8/15/2009	$30,000	$30,132

Automobiles 0.9%
DaimlerChrysler North America 4.875%, 6/15/2010	20,000	19,511

Building Products 0.9%
USG 6.3%, 11/15/2016†	20,000	19,861

Capital Markets 2.8%
Bear Stearns 5.7%, 11/15/2014	15,000	15,251
Goldman Sachs Group 5.35%, 1/15/2016	10,000	9,888
Lehman Brothers Holdings:
5.75%, 5/17/2013	25,000	25,428
5.75%, 1/3/2017	10,000	10,147

		60,714

Chemicals 0.9%
Praxair 5.375%, 11/1/2016	20,000	19,953

Commercial Banks 4.3%
Bank of America 6.25%, 4/15/2012	25,000	26,124
KeyCorp 5.55%, 6/2/2008#	20,000	20,055
National City Bank of Pittsburgh 6.25%, 3/15/2011	10,000	10,353
Republic New York 5.875%, 10/15/2008	15,000	15,128
Suntrust Preferred Capital 1 5.853%, Perpetual##	10,000	10,087
Wachovia 5.7%, 8/1/2013	10,000	10,188

		91,935

Commercial Services and Supplies 0.2%
Cintas No. 2 6.15%, 8/15/2036	5,000	5,142

Consumer Finance 3.3%
Aiful 6%, 12/12/2011†	30,000	29,710
General Motors Acceptance 8%, 11/1/2031	10,000	11,514
Nissan Motor Acceptance 5.625%, 3/14/2011†	30,000	30,039

		71,263

Diversified Financial Services 0.7%
CIT Group Funding 5.6%, 11/2/2011	15,000	15,123

Diversified Telecommunication Services 1.7%
BellSouth 5.2%, 9/15/2014	20,000	19,549
Embarq 7.082%, 6/1/2016	10,000	10,198
Sprint Capital 8.75%, 3/15/2032	5,000	6,035

		35,782

Electric Utilities 1.9%
FPL Group Capital 6.35%, 10/1/2066#	10,000	10,156
Indiana Michigan Power Company 6.05%, 3/15/2037	15,000	14,773
MidAmerican Energy Holdings 6.125%, 4/1/2036	15,000	15,172

		40,101

See footnotes on page 36.

32

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Portfolios of Investments

December 31, 2006

Seligman Investment Grade Fixed Income Portfolio (continued)

	Principal Amount	Value
Food and Staples Retailing 1.2%
Wal-Mart Stores 6.875%, 8/10/2009	$25,000	$26,061

Industrial Conglomerates 0.9%
General Electric Capital 5.375%, 10/20/2016	20,000	20,064

Insurance 0.7%
Endurance Specialty Holdings 6.15%, 10/15/2015	15,000	14,976

Machinery 0.7%
Joy Global 6%, 11/15/2016†	15,000	14,938

Media 0.7%
Time Warner 6.5%, 11/15/2036	15,000	14,979

Metals and Mining 1.0%
Vale Overseas 6.25%, 1/23/2017	20,000	20,191

Multi-Utilities 1.2%
Consolidated Edison 5.5%, 9/15/2016	10,000	10,004
Dominion Resources 5.6%, 11/15/2016	15,000	14,906

		24,910

Oil, Gas and Consumable Fuels 3.2%
Canadian Natural Resources 6.5%, 2/15/2037	10,000	10,065
Pemex Project Funding 8%, 11/15/2011	40,000	44,100
Plains All American Pipeline 6.65%, 1/15/2037†	15,000	15,279

		69,444

Real Estate Investment Trusts 2.6%
iStar Financial 5.95%, 10/15/2013†	15,000	15,096
Nationwide Health Properties 6.5%, 7/15/2011	15,000	15,341
Prologis Trust 5.625%, 11/15/2016	15,000	14,916
Simon Property Group 5.25%, 12/1/2016	10,000	9,762

		55,115

Real Estate Management and Development 1.9%
AMB Property 5.9%, 8/15/2013	15,000	15,237
ERP Operating 5.2%, 4/1/2013	25,000	24,754

		39,991

Specialty Retail 0.7%
Home Depot 5.875%, 12/16/2036	15,000	14,771

	Principal Amount	Value
Thrifts and Mortgage Finance 3.7%
Countrywide Funding 5.625%, 7/15/2009	$40,000	$40,347
Residential Capital:
5.85%, 6/9/2008#	25,000	24,958
6.375%, 6/30/2010	15,000	15,186

		80,491

Trading Companies and Distributors 0.7%
GATX Financial 5.5%, 2/15/2012	15,000	14,919

Wireless Telecommunication Services 0.7%
Sprint Nextel 6%, 12/1/2016	15,000	14,646

Total Corporate Bonds (Cost $826,469)		835,013

Collateralized Mortgage Obligations†† 5.6%
Indymac Index Mortgage Loan Trust 6.218%, 3/25/2036#	40,799	41,411
Structured Asset Securities 4.04%, 6/25/2033#	44,110	42,540
Wells Fargo 4.732%, 7/25/2034#	37,275	36,368

Total Collateralized Mortgage Obligations (Cost $119,625)		120,319

Asset-Backed Securities†† 1.3% (Cost $27,778)
Centex Home Equity 7.4%, 12/25/2032#	27,731	27,775

Repurchase Agreement 3.3%
State Street Bank 4.35%, dated 12/29/2006, maturing 1/2/2007, in the amount of $71,034, collateralized by: $75,000 US Treasury Notes 4.5%, 2/15/2016, with a fair market value of $75,281 (Cost $71,000)	71,000	71,000

Total Investments 102.3% (Cost $2,183,594)		2,193,771
Other Assets Less Liabilities (2.3)%		(50,061)

Net Assets 100.0%		$2,143,710

See footnotes on page 36.

33

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Portfolios of Investments

December 31, 2006

Seligman Large-Cap Value Portfolio

	Shares	Value

Common Stocks 99.7%
Aerospace and Defense 6.2%
Honeywell International	3,500	$158,340
United Technologies	2,000	125,040

		283,380

Capital Markets 3.4%
Bank of New York	4,000	157,480

Chemicals 8.3%
E. I. du Pont de Nemours	3,100	151,001
Praxair	2,200	130,526
Rohm and Haas	2,000	102,240

		383,767

Commercial Banks 3.1%
U.S. Bancorp	4,000	144,760

Communications Equipment 6.4%
Juniper Networks*	8,000	151,520
Motorola	7,000	143,920

		295,440

Diversified Financial Services 6.5%
Bank of America	2,700	144,153
JPMorgan Chase	3,200	154,560

		298,713

Food and Staples Retailing 3.1%
Costco Wholesale	2,700	142,749

Food Products 1.8%
Tyson Foods (Class A)	4,900	80,605

Health Care Equipment and Supplies 8.9%
Baxter International	3,300	153,087
Boston Scientific*	5,500	94,490
Medtronic	3,000	160,530

		408,107

Independent Power Producers and Energy Traders 3.1%
AES*	6,500	143,260

Industrial Conglomerates 3.2%
General Electric	4,000	148,840

Insurance 9.7%
Prudential Financial	1,800	154,548
St. Paul Travelers Companies	2,700	144,963
UnumProvident	7,000	145,460

		444,971

Machinery 2.7%
Caterpillar	2,000	122,660

	Shares or Principal Amount		Value

Multiline Retail 3.4%
J.C. Penney	2,000	shs.	$154,720

Oil, Gas and Consumable Fuels 11.7%
Chevron	2,000		147,060
Marathon Oil	1,400		129,500
Valero Energy	2,000		102,320
Williams Companies	6,100		159,332

			538,212

Pharmaceuticals 2.8%
Wyeth	2,500		127,300

Road and Rail 6.0%
CSX	4,000		137,720
Union Pacific	1,500		138,030

			275,750

Specialty Retail 3.0%
The Gap	7,000		136,500

Thrifts and Mortgage Finance 3.1%
Washington Mutual	3,100		141,019

Tobacco 3.3%
Altria Group	1,800		154,476

Total Common Stocks (Cost $3,331,574)			4,582,709

Repurchase Agreement 0.6%
State Street Bank 4.35%, dated 12/29/2006, maturing 1/2/2007, in the amount of $26,013, collateralized by: $30,000 US Treasury Notes 4.5%, 2/15/2016, with a fair market value of $30,113 (Cost $26,000)	$26,000		26,000

Total Investments 100.3% (Cost $3,357,574)			4,608,709
Other Assets Less Liabilities (0.3)%			(12,239)

Net Assets 100.0%			$4,596,470

See footnotes on page 36.

34

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2006

Seligman Smaller-Cap Value Portfolio

	Shares	Value

Common Stocks 100.2%
Aerospace and Defense 2.8%
Cubic	300,000	$6,510,000

Airlines 2.7%
Continental Airlines*	150,000	6,187,500

Auto Components 1.9%
Tenneco*	180,000	4,449,600

Biotechnology 4.1%
Keryx Biopharmaceuticals*	349,700	4,651,010
PDL BioPharma*	230,000	4,632,200

		9,283,210

Chemicals 8.2%
Cabot	150,000	6,535,500
Hercules*	360,000	6,951,600
Minerals Technologies	90,000	5,291,100

		18,778,200

Commercial Banks 1.6%
South Financial Group	141,000	3,749,190

Commercial Services and Supplies 9.2%
Brink’s	90,000	5,752,800
Korn/Ferry International*	235,000	5,395,600
School Specialty*	115,000	4,311,350
Waste Connections*	135,000	5,609,250

		21,069,000

Communications Equipment 2.8%
F5 Networks*	85,000	6,307,850

Computers and Peripherals 1.4%
Hypercom*	500,000	3,175,000

Construction and Engineering 3.1%
Shaw Group*	210,000	7,035,000

Diversified Consumer Services 2.4%
Sotheby’s Holdings (Class A)	180,000	5,583,600

Electrical Equipment 2.9%
EnerSys*	276,900	4,430,400
Thomas & Betts*	46,500	2,198,520

		6,628,920

Electronic Equipment and Instruments 4.7%
Symbol Technologies	340,000	5,079,600
Trimble Navigation*	110,000	5,580,300

		10,659,900

	Shares	Value

Energy Equipment and Services 5.0%
Hanover Compressor*	310,000	$5,855,900
Universal Compression Holdings*	90,000	5,589,900

		11,445,800

Food and Staples Retailing 2.4%
Central European Distribution*	185,000	5,494,500

Food Products 2.5%
Bunge	80,000	5,800,800

Health Care Providers and Services 3.8%
HealthSouth*	203,500	4,609,275
WellCare Health Plans*	60,000	4,134,000

		8,743,275

Hotels, Restaurants and Leisure 6.1%
Landry’s Restaurants	97,400	2,930,766
Penn National Gaming*	110,000	4,578,200
Ruby Tuesday	230,000	6,311,200

		13,820,166

Household Durables 2.0%
Harman International Industries	45,000	4,495,950

Insurance 8.8%
W.R. Berkley	150,000	5,176,500
Endurance Specialty Holdings	116,000	4,243,280
Hanover Insurance Group	110,000	5,368,000
Infinity Property and Casualty	110,000	5,322,900

		20,110,680

Machinery 4.8%
Mueller Industries	145,000	4,596,500
Terex*	100,000	6,458,000

		11,054,500

Media 2.7%
Cadmus Communications	250,000	6,105,000

Multiline Retail 1.7%
Fred’s	320,000	3,852,800

Oil, Gas and Consumable Fuels 1.4%
Peabody Energy	80,000	3,232,800

Semiconductors and Semiconductor Equipment 2.8%
Cypress Semiconductor*	275,000	4,639,250
Varian Semiconductor Equipment Associates*	39,300	1,788,936

		6,428,186

Software 2.1%
Quest Software*	325,000	4,761,250

See footnotes on page 36.

35

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2006

Seligman Smaller-Cap Value Portfolio (continued)

	Shares	Value
Specialty Retail 6.3%
Claire’s Stores	190,000	$6,296,600
Guitar Center*	80,000	3,636,800
Pacific Sunwear of California*	225,000	4,405,500

		14,338,900

Total Common Stocks (Cost $164,049,781)		229,101,577

	Principal Amount	Value
Repurchase Agreement 0.2%
State Street Bank 4.35%, dated 12/29/2006, maturing 1/2/2007, in the amount of $400,193, collateralized by: $415,000 US Treasury Notes 4.5%, 2/15/2016, with a fair market value of $416,556 (Cost $400,000)	$400,000	$400,000

Total Investments 100.4% (Cost $164,449,781)		229,501,577
Other Assets Less Liabilities (0.4)%		(872,505)

Net Assets 100.0%		$228,629,072

*	Non-income producing security.
†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
††	Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
Ø	Securities issued by these agencies are neither guaranteed nor insured by the US Government.
(1)

These notes are exchangeable at maturity for the values of the common stock of Yahoo! (Internet Software and Services). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(2)

These notes are exchangeable at maturity for the values of the common stock of Marvell Technology Group (Semiconductors and Semiconductor Equipment). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(3)

These notes are exchangeable at maturity for the values of the common stock of Seagate Technology (Computers and Peripherals). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(4)

These notes are exchangeable at maturity for the values of the common stock of Peabody Energy (Oil, Gas and Consumable Fuels). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(5)

These notes are exchangeable at maturity for the values of the common stock of eBay (Internet Software and Services). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

‡	At December 31, 2006, 400 shares of Seagate Technology, with a value of $10,600, were held as collateral for options written.
#	Floating rate security; the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at December 31, 2006.
##	This security pays a fixed rate for a stipulated number of years, after which it pays a floating interest rate.
ADR	– American Depositary Receipts.
GDR	– Global Depositary Receipts.
MDR	– Mortgage dollar rolls.
TBA	– To-be-announced.
See	Notes to Financial Statements.

36

Seligman Portfolios, Inc.

Statements of Assets and Liabilities

December 31, 2006

	Seligman Capital Portfolio	Seligman Cash Management Portfolio	Seligman Common Stock Portfolio	Seligman Communications and Information Portfolio	Seligman Global Technology Portfolio
Assets:
Investments, at value (see portfolios of investments):
Long-term holdings	$10,835,605	—	$6,787,642	$54,457,796	$8,526,835
Options purchased	—	—	253,884	—	—
Repurchase agreements	217,000	$ 991,000	376,000	378,000	—
Other short-term holdings	—	10,020,981	288,882	2,900,000	—
Total Investments*	11,052,605	11,011,981	7,706,408	57,735,796	8,526,835
Cash denominated in US dollars**	783	999	3,361	98	—
Cash denominated in foreign currencies†	—	—	—	665,382	369,582
Dividends and interest receivable	4,816	30,171	8,233	14,733	2,325
Receivable for securities sold/matured	3,150	1,000,000	—	162,423	82,552
Receivable for Capital Stock sold	77	—	—	7,539	120
Receivable from the Manager (Note 4)	—	540	—	—	4,546
Other	612	677	373	2,782	4,037
Total Assets	11,062,043	12,044,368	7,718,375	58,588,753	8,989,997
Liabilities:
Payable for securities purchased	86,503	—	—	1,002,126	92,979
Payable for Capital Stock redeemed	11,945	20,402	424	37,646	4,938
Management fee payable	3,800	4,100	2,614	37,339	7,442
Distribution and service (12b-1) fees payable	3,160	—	—	9,643	911
Bank overdraft	—	—	—	—	129,448
Options written, at value (premium received — $3,552)	—	—	3,640	—	—
Accrued expenses and other	28,539	16,309	16,060	51,908	43,014
Total Liabilities	133,947	40,811	22,738	1,138,662	278,732
Net Assets	$10,928,096	$12,003,557	$7,695,637	$57,450,091	$8,711,265
Composition of Net Assets:
Capital Stock, $0.001 at par	$ 753	$ 12,006	$ 613	$ 3,388	$ 546
Additional paid-in capital	18,516,866	11,991,551	8,711,049	77,944,015	19,008,007
Undistributed/accumulated net investment income (loss)	—	—	80,189	—	—
Accumulated net realized loss	(8,364,527)	—	(1,663,694)	(24,504,735)	(10,989,812)
Net unrealized appreciation of investments and options written	775,004	—	567,480	4,007,423	687,315
Net unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	—	—	—	—	5,209
Net Assets	$10,928,096	$12,003,557	$7,695,637	$57,450,091	$8,711,265
Class 1	$5,946,774	$12,003,557	$7,695,637	$41,642,157	$6,466,279
Class 2	$4,981,322			$15,807,934	$2,244,986
Shares of Capital Stock Outstanding:
Class 1	406,856	12,005,932	612,847	2,443,630	404,450
Class 2	345,905			944,372	141,818
Net Asset Value per Share:
Class 1	$14.62	$1.00	$12.56	$17.04	$15.99
Class 2	$14.40			$16.74	$15.83
* Cost of total investments are as follows:	$10,277,601	$11,011,981	$7,138,840	$53,738,817	$7,834,810
** Includes restricted cash as follows:	$300	$200	$1,000	—	—
† Cost of foreign currencies as follows:	—	—	—	$654,938	$369,083

See Notes to Financial Statements.

37

Seligman Portfolios, Inc.

Statements of Assets and Liabilities

December 31, 2006

	Seligman International Growth Portfolio	Seligman Investment Grade Fixed Income Portfolio	Seligman Large-Cap Value Portfolio	Seligman Smaller-Cap Value Portfolio
Assets:
Investments, at value (see portfolios of investments):
Long-term holdings	$ 4,292,459	$ 2,122,771	$ 4,582,709	$ 229,101,577
Repurchase agreements	—	71,000	26,000	400,000
Total Investments*	4,292,459	2,193,771	4,608,709	229,501,577
Cash denominated in US dollars**	64,861	1,320	627	1,131
Cash denominated in foreign currencies†	3,158	—	—	—
Dividends and interest receivable	5,177	24,363	7,558	6,145
Receivable for securities sold	41,016	—	—	—
Receivable for Capital Stock sold	—	—	—	25,404
Receivable from the Manager (Note 4)	1,803	1,144	—	—
Unrealized appreciation on forward currency contracts	20	—	—	—
Other	211	380	239	11,299
Total Assets	4,408,705	2,220,978	4,617,133	229,545,556
Liabilities:
Payable for securities purchased	163	59,241	—	—
Payable for Capital Stock redeemed	7,118	740	5,552	583,470
Management fee payable	3,648	733	3,145	195,108
Distribution and service (12b-1) fees payable	—	—	—	18,838
Unrealized depreciation on forward currency contracts	104	—	—	—
Accrued expenses and other	30,874	16,554	11,966	119,068
Total Liabilities	41,907	77,268	20,663	916,484
Net Assets	$4,366,798	$2,143,710	$4,596,470	$228,629,072
Composition of Net Assets:
Capital Stock, $0.001 at par	$ 304	$ 250	$ 350	$ 12,370
Additional paid-in capital	5,112,534	2,182,012	3,802,381	142,985,310
Undistributed/accumulated net investment income (loss)	(3,373)	101,767	27,150	—
Undistributed/accumulated net realized gain (loss)	(1,546,107)	(150,496)	(484,546)	20,579,596
Net unrealized appreciation of investments	733,862	10,177	1,251,135	65,051,796
Net unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	69,578	—	—	—
Net Assets	$4,366,798	$2,143,710	$4,596,470	$228,629,072
Class 1	$ 4,366,798	$ 2,143,710	$ 4,596,470	$187,833,085
Class 2				$ 40,795,987
Shares of Capital Stock Outstanding:
Class 1	303,761	250,231	349,541	10,149,050
Class 2				2,221,021
Net Asset Value per Share:
Class 1	$14.38	$8.57	$13.15	$18.51
Class 2				$18.37
* Cost of total investments are as follows:	$ 3,489,647	$ 2,183,594	$ 3,357,574	$ 164,449,781
** Includes restricted cash as follows:	—	$500	—	$500
† Cost of foreign currencies as follows:	$3,187	—	—	—

See Notes to Financial Statements.

38

Seligman Portfolios, Inc.

Statements of Operations

For the Year Ended December 31, 2006

	Seligman Capital Portfolio	Seligman Cash Management Portfolio	Seligman Common Stock Portfolio	Seligman Communications and Information Portfolio	Seligman Global Technology Portfolio
Investment Income:
Dividends*	$72,744	$—	$146,049	$157,173	$36,506
Interest	14,645	643,277	11,172	142,581	11,325
Total Investment Income	87,389	643,277	157,221	299,754	47,831
Expenses:
Management fees	48,784	53,225	30,887	436,632	88,392
Shareholder account services	27,259	—	—	42,783	26,868
Custody and related services	18,331	16,126	15,053	53,683	67,505
Auditing fees	16,047	13,950	14,455	49,568	28,600
Distribution and service (12b-1) fees — Class 2	12,644	—	—	33,785	3,578
Shareholder reports and communications	8,074	1,997	1,057	9,381	7,425
Directors’ fees and expenses	4,072	4,095	3,974	5,088	3,997
Legal fees	2,736	2,901	2,327	6,244	2,464
Miscellaneous	2,261	2,730	1,615	8,987	1,482
Total Expenses Before Reimbursement	140,208	95,024	69,368	646,151	230,311
Reimbursement of expenses (Note 4)	—	(1,284)	—	—	(58,789)
Total Expenses After Reimbursement	140,208	93,740	69,368	646,151	171,522
Net Investment Income (Loss)	(52,819)	549,537	87,853	(346,397)	(123,691)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments	1,240,014	—	659,942	6,889,847	1,239,575
Net realized gain on options written	—	—	26,657	19,054	—
Net realized gain on foreign currency transactions	—	—	—	—	28,887
Net change in unrealized appreciation/ depreciation of investments	(504,003)	—	425,949	4,969,406	269,605
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	—	—	—	—	17,575
Net Gain on Investments and Foreign Currency Transactions	736,011	—	1,112,548	11,878,307	1,555,642
Increase in Net Assets from Operations	$683,192	$549,537	$1,200,401	$11,531,910	$1,431,951
* Net of foreign tax withheld as follows:	—	—	$399	$5,285	$2,161

See Notes to Financial Statements.

39

Seligman Portfolios, Inc.

Statements of Operations

For the Year Ended December 31, 2006

	Seligman International Growth Portfolio	Seligman Investment Grade Fixed Income Portfolio	Seligman Large-Cap Value Portfolio	Seligman Smaller-Cap Value Portfolio
Investment Income:
Dividends*	$56,668	$—	$93,195	$1,028,223
Interest	2,180	128,410	1,324	47,682
Total Investment Income	58,848	128,410	94,519	1,075,905
Expenses:
Management fees	40,134	9,445	37,894	2,279,238
Shareholder account services	—	—	—	45,570
Custody and related services	92,476	26,292	3,322	77,005
Auditing fees	17,719	12,684	13,338	93,939
Distribution and service (12b-1) fees—Class 2	—	—	—	71,698
Shareholder reports and communications	926	843	947	18,570
Directors’ fees and expenses	3,893	3,855	3,907	8,839
Legal fees	2,089	1,947	2,134	18,594
Miscellaneous	984	1,102	1,166	34,124
Total Expenses Before Reimbursement	158,221	56,168	62,708	2,647,577
Reimbursement of expenses (Note 4)	(77,953)	(36,099)	—	—
Total Expenses After Reimbursement	80,268	20,069	62,708	2,647,577
Net Investment Income (Loss)	(21,420)	108,341	31,811	(1,571,672)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	477,747	(49,694)	337,701	22,312,281
Net realized gain on foreign currency transactions	88,693	—	—	—
Net change in unrealized appreciation of investments	119,139	4,745	219,631	22,984,720
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	163,777	—	—	—
Net Gain (Loss) on Investments and Foreign Currency Transactions	849,356	(44,949)	557,332	45,297,001
Increase in Net Assets from Operations	$827,936	$63,392	$589,143	$43,725,329
* Net of foreign tax withheld as follows:	$5,286	—	—	$3,562

See Notes to Financial Statements.

40

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Capital Portfolio		Seligman Cash Management Portfolio		Seligman Common Stock Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$(52,819)	$(81,432)	$549,537	$301,663	$87,853	$89,584
Net realized gain on investments	1,240,014	2,014,808	—	—	659,942	960,502
Net realized gain on options written	—	—	—	—	26,657	58,922
Net change in unrealized appreciation/depreciation of investments	(504,003)	(360,164)	—	—	425,949	(985,632)
Increase in Net Assets From Operations	683,192	1,573,212	549,537	301,663	1,200,401	123,376
Distributions to Shareholders:
Net investment income — Class 1	—	—	(549,537)	(301,663)	(91,364)	(143,752)
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	436,299	648,138	2,174,064	22,528,542	439,419	992,550
Class 2	557,876	520,068	—	—	—	—
Investment of dividends — Class 1	—	—	549,537	301,663	91,364	143,752
Total	994,175	1,168,206	2,723,601	22,830,205	530,783	1,136,302
Cost of shares redeemed:
Class 1	(3,119,625)	(3,216,959)	(5,874,515)	(9,504,002)	(2,163,284)	(3,689,103)
Class 2	(989,458)	(1,370,650)	—	—	—	—
Total	(4,109,083)	(4,587,609)	(5,874,515)	(9,504,002)	(2,163,284)	(3,689,103)
Increase (Decrease) in Net Assets From Capital Share Transactions	(3,114,908)	(3,419,403)	(3,150,914)	13,326,203	(1,632,501)	(2,552,801)
Increase (Decrease) in Net Assets	(2,431,716)	(1,846,191)	(3,150,914)	13,326,203	(523,464)	(2,573,177)
Net Assets:
Beginning of year	13,359,812	15,206,003	15,154,471	1,828,268	8,219,101	10,792,278
End of Year*	$10,928,096	$13,359,812	$12,003,557	$15,154,471	$7,695,637	$8,219,101
* Including undistributed net investment income (net of accumulated net investment loss) as follows:	—	$(4,929)	—	—	$80,189	$83,700

See Notes to Financial Statements.

41

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Communications and Information Portfolio		Seligman Global Technology Portfolio		Seligman International Growth Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005
Operations:
Net investment loss	$(346,397)	$(499,605)	$(123,691)	$(136,748)	$(21,420)	$(8,429)
Net realized gain on investments	6,889,847	8,134,445	1,239,575	1,260,856	477,747	408,932
Net realized gain on options written	19,054	—	—	—	—	—
Net realized gain (loss) from foreign currency transactions	—	—	28,887	18,374	88,693	(39,609)
Net change in unrealized appreciation/depreciation of investments	4,969,406	(3,683,330)	269,605	(467,685)	119,139	81,214
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	—	—	17,575	(151,367)	163,777	(277,026)
Increase in Net Assets From Operations	11,531,910	3,951,510	1,431,951	523,430	827,936	165,082
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	1,351,973	2,895,060	450,730	335,944	1,347,382	1,102,588
Class 2	4,812,456	1,316,607	2,165,779	597,041	—	—
Total	6,164,429	4,211,667	2,616,509	932,985	1,347,382	1,102,588
Cost of shares redeemed:
Class 1	(15,574,015)	(17,669,176)	(1,684,705)	(2,546,604)	(1,591,055)	(1,234,304)
Class 2	(3,415,523)	(2,638,953)	(2,181,105)	(1,037,266)	—	—
Total	(18,989,538)	(20,308,129)	(3,865,810)	(3,583,870)	(1,591,055)	(1,234,304)
Decrease in Net Assets From Capital Share Transactions	(12,825,109)	(16,096,462)	(1,249,301)	(2,650,885)	(243,673)	(131,716)
Increase (Decrease) in Net Assets	(1,293,199)	(12,144,952)	182,650	(2,127,455)	584,263	33,366
Net Assets:
Beginning of year	58,743,290	70,888,242	8,528,615	10,656,070	3,782,535	3,749,169
End of Year*	$57,450,091	$58,743,290	$8,711,265	$8,528,615	$4,366,798	$3,782,535
* Net of accumulated net investment loss as follows:	—	$(5,057)	—	$(3,893)	$(3,373)	$(4,967)

See Notes to Financial Statements.

42

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Investment Grade Fixed Income Portfolio		Seligman Large-Cap Value Portfolio		Seligman Smaller-Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005
Operations:
Net investment income (loss)	$108,341	$122,579	$31,811	$34,875	$(1,571,672)	$(1,017,638)
Net realized gain (loss) on investments	(49,694)	(84,983)	337,701	429,238	22,312,281	20,382,569
Net change in unrealized appreciation/depreciation of investments	4,745	(8,871)	219,631	58,369	22,984,720	(33,615,826)
Increase (Decrease) in Net Assets From Operations	63,392	28,725	589,143	522,482	43,725,329	(14,250,895)
Distributions to Shareholders:
Net investment income:
Class 1	(130,257)	(165,952)	(36,581)	(48,933)	—	(1,235,756)
Class 2	—	—	—	—	—	(58,214)
Total	(130,257)	(165,952)	(36,581)	(48,933)	—	(1,293,970)
Net realized short-term gain on investments:
Class 1	—	—	—	—	(3,866,926)	—
Class 2	—	—	—	—	(829,336)	—
Total	—	—	—	—	(4,696,262)	—
Net realized long-term gain on investments:
Class 1	—	—	—	—	(12,166,668)	(20,089,240)
Class 2	—	—	—	—	(2,609,376)	(3,564,658)
Total	—	—	—	—	(14,776,044)	(23,653,898)
Decrease in Net Assets From Distributions	(130,257)	(165,952)	(36,581)	(48,933)	(19,472,306)	(24,947,868)
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	388,831	792,326	475,262	1,470,806	19,880,909	18,071,480
Class 2	—	—	—	—	7,398,663	10,160,903
Investment of dividends:
Class 1	130,257	165,952	36,581	48,933	—	1,235,756
Class 2	—	—	—	—	—	58,214
Investment of gain distributions:	—	—
Class 1	—	—	—	—	16,033,594	20,089,240
Class 2	—	—	—	—	3,438,712	3,564,658
Total	519,088	958,278	511,843	1,519,739	46,751,878	53,180,251
Cost of shares redeemed:
Class 1	(1,066,713)	(1,623,823)	(1,657,558)	(2,145,389)	(67,982,145)	(74,254,204)
Class 2	—	—	—	—	(9,354,747)	(7,758,428)
Total	(1,066,713)	(1,623,823)	(1,657,558)	(2,145,389)	(77,336,892)	(82,012,632)
Decrease in Net Assets From Capital Share Transactions	(547,625)	(665,545)	(1,145,715)	(625,650)	(30,585,014)	(28,832,381)
Decrease in Net Assets	(614,490)	(802,772)	(593,153)	(152,101)	(6,331,991)	(68,031,144)
Net Assets:
Beginning of year	2,758,200	3,560,972	5,189,623	5,341,724	234,961,063	302,992,207
End of Year*	$2,143,710	$2,758,200	$4,596,470	$5,189,623	$228,629,072	$234,961,063
* Including undistributed net investment income (net of accumulated net investment loss) as follows:	$101,767	$123,967	$27,150	$31,920	—	$(3,094)

See Notes to Financial Statements.

43

Seligman Portfolios, Inc.

Notes to Financial Statements

1.	Organization — Seligman Portfolios, Inc. (the “Fund”) is an open-end diversified management investment company consisting of 9 separate portfolios (the “Portfolios”): Seligman Capital Portfolio (“Capital Portfolio”), Seligman Cash Management Portfolio (“Cash Management Portfolio”), Seligman Common Stock Portfolio (“Common Stock Portfolio”), Seligman Communications and Information Portfolio (“Communications and Information Portfolio”), Seligman Global Technology Portfolio (“Global Technology Portfolio”), Seligman International Growth Portfolio (“International Growth Portfolio”), Seligman Investment Grade Fixed Income Portfolio (“Investment Grade Portfolio”), Seligman Large-Cap Value Portfolio (“Large-Cap Value Portfolio”), and Seligman Smaller-Cap Value Portfolio (“Smaller-Cap Value Portfolio”), each designed to meet different investment goals. Shares of the Fund are provided as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies. Class 2 shares of the Communications and Information Portfolio are also offered to qualified pension or retirement plans.

2.	Multiple Classes of Shares — The Fund offers two classes of shares. Class 1 shares do not pay a distribution and service fee (“12b-1 fee”). Class 2 shares pay an annual 12b-1 fee of up to 0.25% of average daily net assets. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.	Significant Accounting Policies — The financial statements have been prepared in conformity with United States (“US”) generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Fixed income securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there are no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Notwithstanding these valuation methods, the Global Technology Portfolio and International Growth Portfolio may adjust the value of securities as described below in order to reflect the fair value of such securities.

Many securities markets and exchanges outside the US close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Fund’s Board of Directors (the “Board”) approved “fair value” procedures under which a third-party service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost. Investments held by the Cash Management Portfolio are generally valued using the amortized cost method which approximates fair value.

b.	Foreign Securities — The Portfolios may invest up to 10% of their total assets in foreign securities (except Global Technology Portfolio and International Growth Portfolio (together, the “Seligman International Portfolios”), which may invest up to 100% of their total assets in foreign securities). Investments in foreign securities will primarily be traded in foreign currencies, and the Portfolios may temporarily hold funds in foreign currencies. The Portfolios may also invest in US dollar-denominated American Depositary Receipts (“ADR”), American Depositary Shares (“ADS”), European Depositary Receipts (“EDR”), Fiduciary Depositary Receipts (“FDR”), Global Depositary Receipts (“GDR”), and Global Depositary Shares (“GDS”). ADR and ADS are issued by domestic banks or trust companies and evidence ownership of securities issued by foreign corporations. ADR and ADS are traded on United States exchanges or over-the-counter and are not included in the 10% limitation. EDR, FDR, GDR, and GDS are receipts similar to ADR and ADS and are typically issued by foreign banks or trust companies and traded in Europe. The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:
(i)	market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;
(ii)	purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

44

Seligman Portfolios, Inc.

Notes to Financial Statements

The net asset values per share of Portfolios which invest in securities denominated in foreign currencies will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books, and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

The Seligman International Portfolios separate that portion of the results of operations resulting from changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolios. Similarly, these Portfolios separate the effect of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c.	Forward Currency Contracts — Each Portfolio, other than Cash Management Portfolio and Investment Grade Portfolio, may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions. For federal income tax purposes, certain open forward currency contracts are treated as sold during the fiscal year and any gains or losses are recognized immediately. As a result, the amount of income distributable to shareholders may vary from the amount recognized for financial reporting purposes.

d.	Options — Each Portfolio, other than Cash Management Portfolio and Investment Grade Portfolio, is authorized to write and purchase put and call options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

e.	Taxes — The Portfolios’ policy is to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and to distribute substantially all of their taxable net income and net gain realized to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign dividends and interest, and for certain countries, taxes on the sale of foreign securities have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

f.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Portfolios amortize discount and premium on debt securities. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Portfolio is informed of the dividend.

g.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses of a Portfolio are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include 12b-1 fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2006, 12b-1 fees were the only class-specific expenses.

h.	Repurchase Agreements — The Portfolios may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Portfolio’s custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

i.	Equity-Linked Notes — The Portfolios may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Index Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Index Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

45

Seligman Portfolios, Inc.

Notes to Financial Statements

j.	Securities Purchased and Sold on a TBA Basis — The Portfolios may purchase or sell securities (typically mortgage-backed securities) on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above.

k.	Mortgage Dollar Rolls — The Portfolios may enter into mortgage dollar roll transactions using TBAs in which a Portfolio sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a sale and purchase transaction, with any gain or loss recognized at the time of such sale. The Portfolio may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

l.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

m.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. The Manager’s fee, which is calculated daily and payable monthly, is equal to 0.40%, on an annual basis, of each of Capital, Cash Management, Common Stock and Investment Grade Portfolios’ average daily net assets; and equal to 0.75%, on an annual basis, of Communications and Information Portfolio’s average daily net assets. The Manager’s fee for the Global Technology Portfolio is equal to 1.00% per annum of the first $2 billion of average daily net assets, 0.95% per annum of the next $2 billion of average daily net assets, and 0.90% per annum in excess of $4 billion of average daily net assets of the Portfolio. The Manager’s fee for the Large-Cap Value Portfolio is equal to 0.80% per annum of the first $500 million of average daily net assets, 0.70% per annum of the next $500 million of average daily net assets, and 0.60% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager’s fee for the Smaller-Cap Value Portfolio is equal to 1.00% per annum of the first $500 million of average daily net assets, 0.90% per annum of the next $500 million of average daily net assets, and 0.80% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager’s fee for the International Growth Portfolio is equal to 1.00% per annum on the first $50 million of average daily net assets, 0.95% per annum on the next $1 billion of average daily net assets, and 0.90% per annum in excess of $1.05 billion of average daily net assets of the Portfolio.

For the year ended December 31, 2006, the management fees for Global Technology Portfolio, International Growth Portfolio, Large-Cap Value Portfolio, and Smaller-Cap Value Portfolio were equal to 1.00%, 1.00%, 0.80%, and 1.00%, respectively, per annum of the average daily net assets of each of these Portfolios.

Wellington Management Company, LLP (the “Subadviser”), is the subadviser to the International Growth Portfolio and is responsible for furnishing investment advice, research and assistance. Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee determined as follows: the Subadviser receives 0.45% on the first $50 million of the Portfolio’s average daily net assets and 0.40% of the Portfolio’s average daily net assets in excess of $50 million.

The Manager reimburses expenses, other than management and 12b-1 fees, that exceed a certain rate per annum of the average daily net assets of the following Portfolios:

Portfolio	Rate	Portfolio	Rate
Cash Management	0.30%	International Growth	1.00%
Global Technology	0.90	Investment Grade	0.45

Such reimbursements may be terminated at any time.

The amounts of these reimbursements, where applicable, for the year ended December 31, 2006, are disclosed in the Statements of Operations, and such amounts receivable from the Manager at December 31, 2006 are disclosed in the Statements of Assets and Liabilities.

Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. Seligman Advisors, Inc. (the “Distributor”), an affiliate of the Manager, acts as distributor of shares of the Fund.

Under a Rule 12b-1 plan (the “Plan”) adopted by the Fund with respect to Class 2 shares of each Portfolio, insurance companies or their affiliates can enter into agreements with the Distributor and receive 12b-1 fees of up to 0.25%, on an annual basis, of the average daily net assets of Class 2 shares attributable to the particular insurance company or qualified plan for providing, among other things, personal services and/or the maintenance of shareholder accounts. Such fees are paid quarterly by each Portfolio to Seligman Advisors pursuant to the Plan. For the year ended December 31, 2006, fees incurred under the Plan aggregated $12,644, or 0.25% per annum; $33,785, or 0.25% per annum; $3,578 or 0.15% per annum; and $71,698 or 0.19% per annum of the average daily net assets of Class 2 shares of Capital Portfolio, Communications and Information Portfolio, Global Technology Portfolio and Smaller-Cap Value Portfolio, respectively.

Certain officers and directors of the Fund are officers or directors of the Manager and the Distributor.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax

46

Seligman Portfolios, Inc.

Notes to Financial Statements

purposes until such amounts are paid. The following accumulated balances at December 31, 2005 included each Portfolio’s proportionate share of the accumulated balance of six other portfolios of the Fund that were closed as of May 31, 2005, and were paid to the participating director in January 2006:

Portfolio	Amount	Portfolio	Amount	Portfolio	Amount
Capital	$7,688	Communications and Information	$7,908	Investment Grade	$7,442
Cash Management	7,429	Global Technology	6,086	Large-Cap Value	4,189
Common Stock	7,922	International Growth	7,789	Smaller-Cap Value	4,849

As of December 31, 2006, no directors were participating in the deferred compensation arrangement.

5.	Purchases and Sales of Securities — Purchase and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2006, were as follows:

Portfolio	Purchases	Sales	Portfolio	Purchases	Sales
Capital	$24,171,432	$ 26,976,947	International Growth	$ 6,609,415	$ 6,872,314
Common Stock	7,103,958	8,857,256	Investment Grade	7,016,107	6,660,666
Communications and Information	99,505,908	114,831,849	Large-Cap Value	669,726	1,812,070
Global Technology	16,869,435	17,990,638	Smaller-Cap Value	73,170,075	124,792,744

For the year ended December 31, 2006, purchases and sales of US Government obligations were $0 and $29,627, respectively, for the Common Stock Portfolio $10,736,324 and $11,266,670, respectively, for the Investment Grade Portfolio.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of any Portfolio. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. The tax characterization of the distributions paid during the years ended December 31, 2006 and 2005, is the same for financial reporting purposes, except for Smaller-Cap Value Portfolio whose distribution of net realized short-term gains is treated as ordinary income for tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

For the year ended December 31, 2006, certain Portfolios reclassified their accumulated net investment loss and/or accumulated net realized loss to decrease additional paid-in capital or, in the case of Smaller-Cap Value Portfolio, to decrease net realized short-term gains, as follows:

Portfolio	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Portfolio	Accumulated Net Investment Loss	Accumulated Net Realized Loss
Capital	$57,748	—	International Growth	$23,014	$2,838
Communications and Information	351,454	$44,645	Smaller-Cap Value	1,574,766	—
Global Technology	127,584	8,739

The tax basis cost of certain Portfolios was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales. At December 31, 2006, the cost of investments for federal income tax purposes for each Portfolio was as follows:

Portfolio	Tax Basis Cost	Portfolio	Tax Basis Cost
Capital	$10,282,358	International Growth	$3,508,061
Common Stock	7,172,385	Investment Grade	2,183,558
Communications and Information	53,906,096	Large-Cap Value	3,357,574
Global Technology	7,934,906	Smaller-Cap Value	164,449,781

The tax basis components of accumulated earnings (losses) at December 31, 2006 are presented below. Undistributed ordinary income primarily consists of net investment income and net realized short-term gain.

	Capital	Common Stock		Communications and Information		Global Technology
Gross unrealized appreciation of portfolio securities	$955,310	$761,128		$4,585,605	**	$765,666	**
Gross unrealized depreciation of portfolio securities	(185,063)	(227,193	)*	(745,461	)**	(173,737	)**
Net unrealized appreciation of portfolio securities	770,247	533,935	*	3,840,144	**	591,929	**
Net unrealized appreciation on foreign currencies and forward currency contracts	—	—		—		499
Undistributed ordinary income	—	80,189		—		—
Capital loss carryforward	(8,359,770)	(1,630,149)		(24,337,456)		(10,889,716)
Total accumulated losses	$(7,589,523)	$(1,016,025)		$(20,497,312)		$(10,297,288)

* Includes the effect of options written.
** Includes the effect of foreign currency translations.

47

Seligman Portfolios, Inc.

Notes to Financial Statements

	International Growth		Investment Grade	Large-Cap Value	Smaller-Cap Value
Gross unrealized appreciation of portfolio securities	$811,069	**	$19,226	$1,317,365	$72,534,675
Gross unrealized depreciation of portfolio securities	(26,671	)**	(9,013)	(66,230)	(7,482,879)
Net unrealized appreciation of portfolio securities	784,398	**	10,213	1,251,135	65,051,796
Net unrealized appreciation on foreign currencies and forward currency contracts	712		—	—	—
Undistributed ordinary income	—		101,732	27,150	1,813,476
Undistributed net realized gain/(capital loss carryforward)	(1,531,151)		(150,209)	(484,546)	18,766,120
Timing differences (post-October losses)	—		(287)	—	—
Total accumulated earnings (losses)	$(746,041)		$(38,551)	$793,739	$85,631,392

**	Includes the effect of foreign currency translations.

At December 31, 2006, the Portfolios listed below had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Portfolios until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Portfolio will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

Fiscal Year	Capital	Common Stock	Communications and Information	Global Technology	International Growth	Investment Grade	Large-Cap Value
2009	$1,724,209	—	—	$5,839,448	$624,283	—	—
2010	6,635,561	$1,263,588	$18,759,254	4,941,506	906,868	—	—
2011	—	366,561	5,578,202	108,762	—	—	$484,546
2012	—	—	—	—	—	$9,586	—
2013	—	—	—	—	—	65,533	—
2014	—	—	—	—	—	75,090	—
Total	$8,359,770	$1,630,149	$24,337,456	$10,889,716	$1,531,151	$150,209	$484,546

During the year 2006, the Portfolios listed below utilized previous years’ capital loss carryforwards to offset current net capital gains realized, as follows:

Portfolio	Loss Carryforward Utilized	Portfolio	Loss Carryforward Utilized
Capital	$1,223,436	Global Technology	$1,254,220
Common Stock	690,487	International Growth	584,234
Communications and Information	6,635,766	Large-Cap Value	337,701

In addition, from November 1, 2006 through December 31, 2006, the Investment Grade Portfolio incurred $287 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the year ended December 31, 2007.

7.	Outstanding Forward Exchange Currency Contracts — At December 31, 2006, the International Growth Portfolio had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

Contract	Foreign Currency	In Exchange for US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)
Bought:
Euros	123	163	1/4/07	163	—
Sold:
British pounds	2,515	4,919	1/2/07	4,924	$(5)
British pounds	3,308	6,497	1/3/07	6,478	19
British pounds	2,600	5,090	1/4/07	5,092	(2)
Euros	8,778	11,525	1/2/07	11,587	(62)
Euros	9,073	11,941	1/3/07	11,976	(35)
Hong Kong dollars	7,471	961	1/2/07	960	1
Total					$(84)

48

Seligman Portfolios, Inc.

Notes to Financial Statements

8.	Capital Stock Transactions — At December 31, 2006, there were 100,000,000 shares of Capital Stock authorized for each of Capital, Cash Management, Common Stock, Global Technology, International Growth, Investment Grade and Large-Cap Value Portfolios; 150,000,000 for each of Communications and Information and Smaller-Cap Value Portfolios, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

	Capital Portfolio				Cash Management Portfolio		Common Stock Portfolio
	Class 1		Class 2
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005
Sale of shares	30,469	50,636	40,350	41,264	2,174,065	22,528,542	37,964	92,731
Investment of dividends	—	—	—	—	549,537	301,663	7,240	13,104
Total	30,469	50,636	40,350	41,264	2,723,602	22,830,205	45,204	105,835
Shares redeemed	(221,425)	(254,499)	(71,032)	(108,619)	(5,874,515)	(9,504,002)	(188,290)	(345,881)
Increase (decrease) in shares	(190,956)	(203,863)	(30,682)	(67,355)	(3,150,913)	13,326,203	(143,086)	(240,046)

	Communications and Information Portfolio				Global Technology Portfolio
	Class 1		Class 2		Class 1		Class 2
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005	2006	2005
Sale of shares	87,004	223,357	316,094	105,675	30,367	26,408	148,401	51,647
Shares redeemed	(1,017,425)	(1,388,527)	(226,860)	(210,254)	(115,731)	(210,010)	(146,938)	(88,691)
Increase (decrease) in shares	(930,421)	(1,165,170)	89,234	(104,579)	(85,364)	(183,602)	1,463	(37,044)

	International Growth Portfolio		Investment Grade Fixed Income Portfolio		Large-Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005	2006	2005
Sale of shares	106,792	103,884	43,853	84,888	38,805	135,875
Investment of dividends	—	—	15,146	19,031	2,750	4,218
Total	106,792	103,884	58,999	103,919	41,555	140,093
Shares redeemed	(127,425)	(117,148)	(122,139)	(174,730)	(136,801)	(197,004)
Decrease in shares	(20,633)	(13,264)	(63,140)	(70,811)	(95,246)	(56,911)

	Smaller-Cap Value Portfolio
	Class 1		Class 2
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Sale of shares	1,096,869	1,005,656	411,353	568,414
Investment of dividends	—	74,443	—	3,524
Investment of gain distributions	867,150	1,210,195	187,396	215,778
Total	1,964,019	2,290,294	598,749	787,716
Shares redeemed	(3,773,499)	(4,168,017)	(524,120)	(436,623)
Increase (decrease) in shares	(1,809,480)	(1,877,723)	74,629	351,093

9.	Committed Line of Credit — All of the Portfolios, except the Cash Management Portfolio, are participants in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited each Portfolio’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each participating Portfolio incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2006, the Fund did not borrow from the credit facility.

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Seligman Portfolios, Inc.

Notes to Financial Statements

10.	Indemnification — In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would include future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Options Written — Transactions in options written during the year ended December 31, 2006, were as follows:

Common Stock Portfolio	Shares Subject to Call/Put	Premium
Options outstanding, December 31, 2005	4,500	$14,464
Options written	44,000	59,877
Options expired	(20,400)	(23,941)
Options terminated in closing purchase transactions	(1,600)	(9,238)
Options exercised	(26,100)	(37,610)
Options outstanding, December 31, 2006	400	$3,552
Communications and Information Portfolio
Options outstanding, December 31, 2005	—	$—
Options written	13,500	19,266
Options expired	(12,300)	(17,304)
Options terminated in closing purchase transactions	(1,200)	(1,962)
Options outstanding, December 31, 2006	—	$—

12.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was a Portfolio of Seligman Portfolios, Inc.).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees

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Notes to Financial Statements

charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

13.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in net asset value (“NAV”) calculations as late as the last NAV calculation in the first required financial statement reporting period beginning after December 15, 2006. As a result, the Fund will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ending June 30, 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

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Financial Highlights

The tables below are intended to help you understand the financial performance of each class of each Portfolio for the years presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Portfolio, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any administrative fees or asset-based sales charges that are associated with variable annuity and variable life insurance contracts.

Capital Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.78	$12.25	$11.28	$8.29	$12.37
Income (Loss) from Investment Operations:
Net investment loss	(0.05)	(0.06)	(0.05)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	0.89	1.59	1.02	3.02	(4.03)
Total from Investment Operations	0.84	1.53	0.97	2.99	(4.08)
Net Asset Value, End of Year	$14.62	$13.78	$12.25	$11.28	$8.29
Total Return	6.10%	12.49%	8.60%	36.07%	(32.98)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,947	$8,235	$9,821	$12,486	$11,833
Ratio of expenses to average net assets	1.05%	1.03%	0.92%	0.82%	0.80%
Ratio of net investment loss to average net assets	(0.33)%	(0.50)%	(0.46)%	(0.33)%	(0.47)%
Portfolio turnover rate	202.54%	173.99%	213.08%	140.59%	129.07%
Without expense reimbursement:ø
Ratio of expenses to average net assets				0.96%	0.81%
Ratio of net investment loss to average net assets				(0.47)%	(0.48)%

ø	The Manager, at its discretion, reimbursed expenses for certain years presented.

See Notes to Financial Statements.

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Capital Portfolio (continued)

CLASS 2
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.61	$12.13	$11.20	$8.25	$12.34
Income (Loss) from Investment Operations:
Net investment loss	(0.08)	(0.09)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	0.87	1.57	1.01	3.00	(4.02)
Total from Investment Operations	0.79	1.48	0.93	2.95	(4.09)
Net Asset Value, End of Year	$14.40	$13.61	$12.13	$11.20	$8.25
Total Return	5.80%	12.20%	8.30%	35.76%	(33.14)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,981	$5,125	$5,385	$4,353	$2,891
Ratio of expenses to average net assets	1.30%	1.28%	1.17%	1.07%	1.05%
Ratio of net investment loss to average net assets	(0.58)%	(0.75)%	(0.71)%	(0.58)%	(0.72)%
Portfolio turnover rate	202.54%	173.99%	213.08%	140.59%	129.07%
Without expense reimbursement:ø
Ratio of expenses to average net assets				1.21%	1.06%
Ratio of net investment loss to average net assets				(0.72)%	(0.73)%

Cash Management Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.041	0.024	0.006	0.004	0.010
Total from Investment Operations	0.041	0.024	0.006	0.004	0.010
Less Distributions:
Dividends from net investment income	(0.041)	(0.024)	(0.006)	(0.004)	(0.010)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	4.24%	2.41%	0.62%	0.38%	1.00%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$12,004	$15,154	$1,828	$4,034	$7,870
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.69%
Ratio of net investment income to average net assets	4.13%	2.71%	0.56%	0.39%	0.98%
Without management fee waiver and/or expense reimbursement:ø
Ratio of expenses to average net assets	0.71%	0.73%	1.14%	0.83%
Ratio of net investment income to average net assets	4.12%	2.68%	0.12%	0.26%

ø	The Manager, at its discretion, waived management fees and/or reimbursed expenses for certain years presented.

See Notes to Financial Statements.

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Financial Highlights

Common Stock Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.87	$10.84	$9.72	$7.80	$10.84
Income (Loss) from Investment Operations:
Net investment income	0.14	0.10	0.13	0.08	0.08
Net realized and unrealized gain (loss) on investments	1.70	0.12	1.10	1.97	(3.02)
Total from Investment Operations	1.84	0.22	1.23	2.05	(2.94)
Less Distributions:
Dividends from net investment income	(0.15)	(0.19)	(0.11)	(0.13)	(0.10)
Net Asset Value, End of Year	$12.56	$10.87	$10.84	$9.72	$7.80
Total Return	16.92%	2.03%	12.65%	26.30%	(27.16)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$7,696	$8,219	$10,792	$12,297	$12,931
Ratio of expenses to average net assets	0.90%	0.86%	0.69%	0.73%	0.60%
Ratio of net investment income to average net assets	1.14%	0.95%	1.30%	0.92%	0.88%
Portfolio turnover rate	95.96%	70.36%	42.68%	127.26%	131.95%

See Notes to Financial Statements.

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Communications and Information Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.93	$12.92	$11.62	$8.05	$12.59
Income (Loss) from Investment Operations:
Net investment loss	(0.08)	(0.10)	(0.02)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.19	1.11	1.32	3.64	(4.47)
Total from Investment Operations	3.11	1.01	1.30	3.57	(4.54)
Net Asset Value, End of Year	$17.04	$13.93	$12.92	$11.62	$8.05
Total Return	22.33%	7.82%	11.19%	44.35%	(36.06)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$41,642	$47,010	$58,646	$62,903	$53,769
Ratio of expenses to average net assets	1.05%	1.10%	1.00%	1.01%	0.98%
Ratio of net investment loss to average net assets	(0.54)%	(0.77)%	(0.15)%	(0.78)%	(0.76)%
Portfolio turnover rate	181.03%	133.04%	127.69%	105.53%	91.37%

CLASS 2
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.72	$12.76	$11.51	$7.99	$12.53
Income (Loss) from Investment Operations:
Net investment loss	(0.12)	(0.13)	(0.05)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.14	1.09	1.30	3.62	(4.44)
Total from Investment Operations	3.02	0.96	1.25	3.52	(4.54)
Net Asset Value, End of Year	$16.74	$13.72	$12.76	$11.51	$7.99
Total Return	22.01%	7.52%	10.86%	44.06%	(36.23)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$15,808	$11,733	$12,243	$11,280	$7,544
Ratio of expenses to average net assets	1.30%	1.35%	1.25%	1.26%	1.23%
Ratio of net investment loss to average net assets	(0.79)%	(1.02)%	(0.40)%	(1.03)%	(1.01)%
Portfolio turnover rate	181.03%	133.04%	127.69%	105.53%	91.37%

See Notes to Financial Statements.

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Financial Highlights

Global Technology Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.56	$12.54	$12.06	$8.86	$12.96
Income (Loss) from Investment Operations:
Net investment loss	(0.20)	(0.19)	(0.13)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	2.54	1.40	0.51	2.98	(4.32)
Net realized and unrealized gain (loss) on foreign currency transactions	0.09	(0.19)	0.10	0.33	0.33
Total from Investment Operations	2.43	1.02	0.48	3.20	(4.10)
Net Asset Value, End of Year	$15.99	$13.56	$12.54	$12.06	$8.86
Total Return	17.92%	8.13%	3.98%	36.12%	(31.64)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$6,466	$6,641	$8,446	$10,047	$9,361
Ratio of expenses to average net assets	1.90%	1.90%	1.90%	1.61%	1.40%
Ratio of net investment loss to average net assets	(1.37)%	(1.53)%	(1.10)%	(1.14)%	(1.06)%
Portfolio turnover rate	204.73%	155.29%	146.96%	188.00%	144.18%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.57%	2.49%	2.39%	2.39%	1.80%
Ratio of net investment loss to average net assets	(2.04)%	(2.12)%	(1.59)%	(1.92)%	(1.46)%

CLASS 2
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.45	$12.46	$12.00	$8.82	$12.93
Income (Loss) from Investment Operations:
Net investment loss	(0.22)	(0.21)	(0.15)	(0.13)	(0.13)
Net realized and unrealized gain (loss) on investments	2.51	1.39	0.51	2.98	(4.31)
Net realized and unrealized gain (loss) on foreign currency transactions	0.09	(0.19)	0.10	0.33	0.33
Total from Investment Operations	2.38	0.99	0.46	3.18	(4.11)
Net Asset Value, End of Year	$15.83	$13.45	$12.46	$12.00	$8.82
Total Return	17.69%	7.95%	3.83%	36.05%	(31.79)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,245	$1,888	$2,210	$2,470	$1,598
Ratio of expenses to average net assets	2.05%	2.05%	2.05%	1.76%	1.55%
Ratio of net investment loss to average net assets	(1.52)%	(1.68)%	(1.25)%	(1.29)%	(1.21)%
Portfolio turnover rate	204.73%	155.29%	146.96%	188.00%	144.18%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.72%	2.64%	2.54%	2.54%	1.95%
Ratio of net investment loss to average net assets	(2.19)%	(2.27)%	(1.74)%	(2.07)%	(1.61)%

ø	The Manager, at its discretion, reimbursed expenses.

See Notes to Financial Statements.

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International Growth Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$11.66	$11.10	$8.97	$6.72	$8.05
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)	(0.03)	(0.04)	0.05	0.04
Net realized and unrealized gain (loss) on investments	1.99	1.53	1.79	1.41	(2.13)
Net realized and unrealized gain (loss) on foreign currency transactions	0.80	(0.94)	0.42	0.79	0.76
Total from Investment Operations	2.72	0.56	2.17	2.25	(1.33)
Less Distributions:
Dividends from net investment income	—	—	(0.04)	—	—
Net Asset Value, End of Year	$14.38	$11.66	$11.10	$8.97	$6.72
Total Return	23.33%	5.04%	24.19%	33.48%	(16.52)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,367	$3,783	$3,749	$3,490	$3,315
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	1.64%	1.40%
Ratio of net investment income (loss) to average net assets	(0.54)%	(0.24)%	(0.40)%	0.67%	0.49%
Portfolio turnover rate	166.33%	189.00%	213.83%	285.08%	183.86%
Without expense reimbursement:ø
Ratio of expenses to average net assets	3.94%	5.05%	4.08%	3.45%	1.96%
Ratio of net investment loss to average net assets	(2.48)%	(3.29)%	(2.48)%	(1.14)%	(0.07)%

ø	The Manager, at its discretion, reimbursed expenses.

See Notes to Financial Statements.

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Investment Grade Fixed Income Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$8.80	$9.27	$10.85	$10.80	$10.25
Income (Loss) from Investment Operations:
Net investment income	0.41	0.34	0.34	0.34	0.42
Net realized and unrealized gain (loss) on investments	(0.09)	(0.26)	(0.07)	0.17	0.58
Total from Investment Operations	0.32	0.08	0.27	0.51	1.00
Less Distributions:
Dividends from net investment income	(0.55)	(0.55)	(0.91)	(0.46)	(0.45)
Distributions from net realized capital gain	—	—	(0.94)	—	—
Total Distributions	(0.55)	(0.55)	(1.85)	(0.46)	(0.45)
Net Asset Value, End of Year	$8.57	$8.80	$9.27	$10.85	$10.80
Total Return	3.61%	0.95%	2.41%	4.72%	9.83%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,144	$2,758	$3,561	$6,025	$9,067
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.82%
Ratio of net investment income to average net assets	4.59%	3.67%	3.13%	3.08%	3.94%
Portfolio turnover rate	768.29%	596.99%	184.46%	445.98%	291.98%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.38%	1.70%	1.11%	0.91%
Ratio of net investment income to average net assets	3.06%	2.82%	2.87%	3.02%

ø	The Manager, at its discretion, reimbursed expenses for certain years presented.

See Notes to Financial Statements.

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Large-Cap Value Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$11.67	$10.65	$9.27	$7.02	$10.46
Income (Loss) from Investment Operations:
Net investment income	0.08	0.07	0.09	0.11	0.10
Net realized and unrealized gain (loss) on investments	1.50	1.06	1.41	2.27	(3.43)
Total from Investment Operations	1.58	1.13	1.50	2.38	(3.33)
Less Distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.12)	(0.13)	(0.11)
Net Asset Value, End of Year	$13.15	$11.67	$10.65	$9.27	$7.02
Total Return	13.57%	10.63%	16.25%	33.91%	(31.90)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,596	$5,190	$5,342	$5,456	$4,692
Ratio of expenses to average net assets	1.32%	1.34%	1.26%	1.18%	1.16%
Ratio of net investment income to average net assets	0.67%	0.65%	0.89%	1.34%	1.12%
Portfolio turnover rate	14.17%	27.35%	15.09%	16.60%	21.83%
Without expense reimbursement:ø
Ratio of expenses to average net assets				1.29%
Ratio of net investment income to average net assets				1.23%

ø	The Manager, at its discretion, reimbursed expenses for the period presented.

See Notes to Financial Statements.

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Smaller-Cap Value Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$16.67	$19.40	$16.20	$10.87	$13.04
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.12)	(0.07)	0.08	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.66	(0.71)	3.15	5.48	(1.94)
Total from Investment Operations	3.54	(0.78)	3.23	5.43	(2.00)
Less Distributions:
Dividends from net investment income	—	(0.11)	—	—	—
Distributions from net realized capital gain	(1.70)	(1.84)	(0.03)	(0.10)	(0.17)
Total Distributions	(1.70)	(1.95)	(0.03)	(0.10)	(0.17)
Net Asset Value, End of Year	$18.51	$16.67	$19.40	$16.20	$10.87
Total Return	21.25%	(3.98)%	19.95%	49.94%	(15.37)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$187,833	$199,357	$268,410	$214,525	$103,770
Ratio of expenses to average net assets	1.13%	1.14%	1.14%	1.16%	1.18%
Ratio of net investment income (loss) to average net assets	(0.66)%	(0.37)%	0.47%	(0.42)%	(0.51)%
Portfolio turnover rate	31.98%	23.01%	45.24%	18.31%	56.74%

CLASS 2
	Year Ended December 31,
Per Share Data:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$16.59	$19.26	$16.13	$10.85	$13.04
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.15)	(0.10)	0.05	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.63	(0.70)	3.11	5.46	(1.94)
Total from Investment Operations	3.48	(0.80)	3.16	5.38	(2.02)
Less Distributions:
Dividends from net investment income	—	(0.03)	—	—	—
Distributions from net realized capital gain	(1.70)	(1.84)	(0.03)	(0.10)	(0.17)
Total Distributions	(1.70)	(1.87)	(0.03)	(0.10)	(0.17)
Net Asset Value, End of Year	$18.37	$16.59	$19.26	$16.13	$10.85
Total Return	20.99%	(4.13)%	19.60%	49.57%	(15.52)%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$40,796	$35,605	$34,582	$19,978	$8,554
Ratio of expenses to average net assets	1.32%	1.33%	1.33%	1.35%	1.37%
Ratio of net investment income (loss) to average net assets	(0.85)%	(0.56)%	0.28%	(0.61)%	(0.70)%
Portfolio turnover rate	31.98%	23.01%	45.24%	18.31%	56.74%

See Notes to Financial Statements.

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Report of Ernst & Young LLP, Independent Registered Public Accounting Firm

The Directors and Shareholders,

Seligman Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Portfolios, Inc. (comprising respectively, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio, and Seligman Smaller-Cap Value Portfolio, and collectively referred to as the “Fund”) as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies were not received from brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Seligman Portfolios, Inc. at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2007

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Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

In this section, the term “Portfolios” refers to the Seligman Capital Portfolio, the Seligman Cash Management Portfolio, the Seligman Common Stock Portfolio, the Seligman Communications and Information Portfolio, the Seligman Global Technology Portfolio, the Seligman International Growth Portfolio, the Seligman Investment Grade Fixed Income Portfolio, the Seligman Large-Cap Value Portfolio and the Seligman Smaller-Cap Value Portfolio.

At a meeting held on November 15, 2006, the directors of the Portfolios unanimously approved the continuances of the Management Agreements between the Portfolios and the Manager and, in the case of the Seligman International Growth Portfolio, which is sub-advised by Wellington Management Company, LLP (“Subadviser” or “Wellington”), the continuance of the Subadvisory Agreement between the Manager and Subadviser.

Prior to the approval of the Management Agreements and the Subadvisory Agreement, the directors requested and evaluated extensive materials from the Manager and Subadviser. They reviewed the proposed continuance of the Management Agreement with the Manager and, where relevant, the Subadviser, and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager and the Subadviser to the Portfolios gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s and Subadviser’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they review extensive materials and information presented by the Manager and receive presentations from the Manager on the investment results of those funds in the Seligman Group of Funds of which a corresponding Portfolio is a “clone” (each such fund, a “Corresponding Fund”). A Portfolio’s investment portfolio closely tracks that of its Corresponding Fund.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager, and in the case of the Seligman International Growth Portfolio, the Subadviser, to manage the Portfolios, and the overall arrangements between the Portfolios, the Manager and the Subadviser as provided in the Management and Subadvisory Agreements, including the management and subadvisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager and the Subadviser. The directors considered the quality of the investment research capabilities of the Manager and the Subadviser and the other resources they have dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s management team and other senior personnel of the Manager. At prior meetings the directors had also considered the Manager’s and Subadviser’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Portfolio’s other service providers (including the Subadviser), also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Management Agreement and the Subadvisory Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Portfolios.

The directors also considered information provided by Wellington about certain regulatory matters affecting it and concluded that they retained confidence in Wellington’s integrity and ability to provide subadvisory services to the Seligman International Growth Portfolio.

Costs of Services Provided and Profitability

The directors reviewed information concerning profitability of the Manager’s and Subadviser’s investment advisory and investment company activities and the Manager’s financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Portfolios. The directors reviewed with the chief financial officer of the Manager the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult

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Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s and Subadviser’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute the shares of the Seligman Group of Funds. In the case of Wellington, the directors reviewed a pro forma statement of partnership income itemizing revenues from the Seligman International Growth Portfolio. The directors focused on profitability of the Manager’s relationships with the Portfolios before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s (and similarly, the Subadviser’s) level of profitability from its relationship with the Portfolios was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. They reviewed a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a current list of firms providing third-party research and brokerage to the Manager. The directors recognized that the Subadviser also had benefited from soft dollar arrangements using portfolio brokerage of the Seligman International Growth Portfolio. The directors further recognized that the Manager’s and Subadviser’s profitability would be somewhat lower without these benefits. The directors noted that the Manager and similarly the Subadviser may derive reputational and other benefits from its association with the Fund. The directors concluded that the fall-out benefits realized by the Manager from its relationship with the Funds were appropriate.

Investment Results

The Manager reminded the directors that each Portfolio is a “clone” of its Corresponding Fund and as a result the investment performance of a Portfolio and its Corresponding Fund closely track each other. Consistent with prior practice, the directors evaluated the investment performance of each Portfolio when they evaluated the investment performance of its Corresponding Fund. The directors reviewed performance information for the Corresponding Fund covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized rolling periods ranging from one to ten years ending September 30, 2006, as applicable. The directors also reviewed information about portfolio turnover rates of each Portfolio (other than the Seligman Cash Management Portfolio) compared to other investment companies with similar investment objectives.

Seligman Capital Portfolio

The directors reviewed information showing performance of Seligman Capital Fund (the “Capital Fund”), the Corresponding Fund for the Seligman Capital Portfolio, to the other funds in the Lipper Mid-Cap Funds Average, Lipper Mid-Cap Growth Funds Average, the Russell Midcap Growth Index, and to a group of competitor funds selected by the Manager. The directors noted that the Capital Fund’s Lipper ranking was above the median for the ten-year period presented, but were generally below the benchmarks in the more recent periods, although the results did exceed the benchmarks in certain years. The Manager noted that a new portfolio manager had been hired for the Capital Fund and Seligman Capital Portfolio in the fall of 2006. Taking into account these comparisons and the other factors considered, the directors concluded that the Seligman Capital Portfolio’s investment results over time had been satisfactory.

Seligman Cash Management Portfolio

The directors considered the twelve-month trailing average yield of Seligman Cash Management Fund (the “Cash Management Fund”), the Corresponding Fund for the Seligman Cash Management Portfolio, as compared to an average of money market funds prepared by a third party provider of money market mutual fund information for the period from 1998 through September 30, 2006. The comparative information showed that the Cash Management Fund’s returns had consistently been below its index by varying, but relatively small, amounts. The Manager explained that the Cash Management Fund and Seligman Cash Management Portfolio are managed conservatively, and that its average portfolio quality is higher than that of many other money market funds, which tends to reduce its investment returns. The directors also noted that the Manager had from time to time voluntarily reimbursed expenses of the Portfolio and that the Portfolio had successfully maintained a stable net asset value of one dollar at all times. Taking into account these comparisons and the other factors considered, the directors concluded that the Seligman Cash Management Portfolio’s investment results over time had been satisfactory.

Seligman Common Stock Portfolio

The directors reviewed information showing performance of Seligman Common Stock Fund (the “Common Stock Fund”), the Corresponding Fund for the Seligman Common Stock Portfolio, compared to other funds in the Lipper Large Cap Core Fund Average, the Standard & Poor’s 500 Index and to a group of competitor funds selected by the Manager. The directors noted that while the Common Stock Fund’s results were below its benchmarks for the five-year period, in subsequent periods the Common Stock Fund’s results would varyingly exceed certain of its benchmarks while trailing others in the same period. Taking into account these comparisons and the other factors considered, the directors concluded that the Seligman Common Stock Portfolio’s investment results over time had been satisfactory.

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Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

Seligman Communications and Information Portfolio

The directors reviewed information showing performance of Seligman Communications and Information Fund (the “C & I Fund”), the Corresponding Fund for the Seligman Communications and Information Portfolio, compared to other funds in the Lipper Science & Technology Funds Average, the Goldman Sachs Technology Indexes, the S&P 500 and to a group of competitor funds selected by the Manager. The directors noted that the C & I Fund’s results were significantly above its benchmarks and competitor average for the three- and five-year periods and for the first nine months of 2006. Taking into account these comparisons and the other factors considered, the directors concluded that the Seligman Communications and Information Portfolio’s investment results over time had been highly satisfactory.

Seligman Global Technology Portfolio

The directors reviewed information showing performance of Seligman Global Technology Fund (the “Global Technology Fund”), the Corresponding Fund for the Seligman Global Technology Portfolio, compared to other funds in the Morgan Stanley Capital International (“MSCI”) World Information Technology Index (the “MSCI WIT Index”), the MSCI World Index, the Lipper Science & Technology Fund Average, the Lipper Global Funds Average and a group of competitor funds selected by the Manager. The directors noted that the Global Technology Fund ranked above its Lipper median for the one-, three-, five- and ten-year periods, and that its results were also above the MSCI WIT Index, Lipper Science & Technology Fund Average and competitor average for the five-year periods, and the comparative information showed further improvement against all benchmarks in the recent periods. For the first nine months of 2006, the Global Technology Fund’s results were above each benchmark, except for the MSCI World Index and Lipper Global Funds Average. Taking into account these comparisons and the other factors considered, the directors concluded that the Seligman Global Technology Portfolio’s investment results over time had been satisfactory.

Seligman International Growth Portfolio

The directors reviewed information showing performance of Seligman International Growth Fund (the “International Growth Fund”), the Corresponding Fund for the Seligman International Growth Portfolio, compared to other funds in the Morgan Stanley Capital International Europe, Asia and Far East Index (the “MSCI EAFE Index”), the MSCI EAFE Growth Index, the Lipper International Multi-Cap Growth Funds Average, the Lipper International Funds Average and a group of competitor funds selected by the Manager. The Manager reminded the directors that Wellington had assumed portfolio management responsibilities for the International Growth Fund and Seligman International Growth Portfolio in September 2003. The directors noted that the International Growth Fund’s results were below its benchmarks for the five-year periods as well as for the first nine months of 2006, although it had a positive rate of return for those periods. The directors noted their concerns regarding the performance of the International Growth Fund and Seligman International Growth Portfolio with the Manager and a representative of Wellington at the meeting. The Manager noted that the Manager would also be raising performance issues directly with Wellington. The Manager further stated that for periods prior to 2004 the Manager believed it was appropriate to consider the favorable historical results achieved by Wellington in the International Growth Fund’s and Seligman International Growth Portfolio’s asset class, which had been an important factor in selecting Wellington as the Portfolio’s Subadviser. He noted that in 2004, the first full year in which Wellington had performed portfolio management services for the International Growth Fund and Seligman International Growth Portfolio, the International Growth Fund’s results had exceeded all of its benchmarks. Taking into account these additional factors, the directors concluded that they continued to have confidence in Wellington’s ability to manage the Seligman International Growth Portfolio’s portfolio.

Seligman Investment Grade Fixed Income Portfolio

The directors reviewed information showing performance of the Seligman Core Fixed Income Fund (the “Core Fund”), the Corresponding Fund for the Seligman Investment Grade Fixed Income Portfolio, compared to other funds in the Lipper Corporate Debt BBB-Rated Funds Average, the Lehman Brothers Government/Credit Index and a group of competitor funds selected by the Manager. The directors noted that the Core Fund’s results were generally below its benchmarks for the periods shown. The Manager noted that the leadership of the team managing the Core Fund and the Seligman Investment Grade Fixed Income Portfolio had changed in 2006. Taking into account these factors, the directors concluded that they were satisfied that the Manager was addressing their concerns regarding the Core Fund’s and Seligman Core Portfolio’s performance and retained confidence in the Manager’s capabilities to manage the Seligman Investment Grade Fixed Income Portfolio.

Seligman Large-Cap Value Portfolio

The directors reviewed information showing performance of the Seligman Large-Cap Value Fund (the “Large-Cap Fund”), the Corresponding Fund for the Seligman Large-Cap Value Portfolio, compared to other funds in the Lipper Large-Cap Value Fund Average, the Russell 1000 Value Index, the S&P 500 Index, the S&P 500/Citigroup Value Index, the Lipper Multi-Cap Value Funds Average and a group of competitor funds selected by the Manager. The comparative information showed that the Large-Cap Fund’s Lipper ranking was above or only slightly below the median for the one- and three-periods, and that the Fund had varyingly performed above or below its benchmarks in the periods shown. Taking into account these comparisons and the other factors considered, the directors concluded that the Seligman Large-Cap Value Portfolio’s investment results over time had been satisfactory.

Seligman Smaller-Cap Value Portfolio

The directors reviewed information showing performance of the Seligman Smaller-Cap Value Fund (the “Smaller-Cap Fund”), the Corresponding Fund for the Seligman Smaller-Cap Value Portfolio, compared to other funds in the Lipper Small-Cap Core Funds Average, Lipper

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Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

Small-Cap Value Funds Average, the Russell 2000 Value Index and to a group of competitor funds selected by the Manager. The directors noted that the Smaller-Cap Fund’s results were below its benchmarks for the five-year periods, but had been above them in other periods shown. For the first nine months of 2006, the Smaller-Cap Fund’s results were above the Lipper Small-Cap Core Funds Average and below the other benchmarks. The directors also noted that the Smaller-Cap Fund’s Lipper ranking was in the first quartile for the one-year period ended September 30, 2006, although it was significantly lower in the corresponding three- and five-year periods. Taking into account these comparisons and the other factors considered, the directors concluded that the Seligman Smaller-Cap Value Portfolio’s investment results over time had been satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rate paid by each Portfolio to the Manager and the subadvisory fee rate paid by the Manager to the Subadviser. The directors recognized that it is difficult to make comparisons of management and subadvisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Manager and the Subadviser charge other clients with investment objectives similar to those of certain of the Portfolios.

The Manager reminded the directors that the management fee rate paid by each Portfolio is the same as the fee rate paid by its Corresponding Fund, except for certain Portfolios which had a lower fee rate than their Corresponding Funds primarily for historical reasons. The Manager explained that the lower fee rates applicable to certain Portfolios were largely the result of fee rate increases at their Corresponding Fund that had not been sought for the corresponding Portfolios. This was because, in view of the small size of most of the Portfolios and the fact that, at various times, all of such funds had been subsidized by the Manager, the Manager had determined not to recommend fee rate increases for the Portfolios to match those recommended for its Corresponding Fund. The directors noted that the management fee rates for the two Value Portfolios include breakpoints (which had not been reached), whereas the fee rates for the Corresponding Funds do not. Certain of the Manager’s clients are unregistered investment companies whose shares are sold primarily outside the United States. In each such case, with the exception of certain classes of those funds offered exclusively to institutional investors, the fee rates charged to these companies are equal to or higher than those charged to the comparable Portfolios.

The Manager also manages accounts for institutional clients with investment objectives similar to those of certain Portfolios. The fee rates payable by the Manager’s institutional clients are typically, but not always, lower, and in some cases much lower, than the rates paid by the Portfolios. The Manager reviewed with the directors the significantly greater scope of the services it provides the Portfolios relative to institutional clients. He also noted that since open-end funds, such as the Portfolios, are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. The directors acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

The directors also compared the management fee rate payable by each Portfolio to the rate paid by other funds in its peer group, which consisted of the appropriate Lipper category for funds that are purchased by insurance company separate accounts, or a subset thereof of funds with net assets more nearly comparable to those of the Portfolio. In the case of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Global Technology Portfolio and Seligman Large-Cap Value Portfolio, the directors noted that the management fee paid to the Manager was similar to or below the average and median management fee for the peer group. The directors also noted that the management fee rate of Seligman Smaller-Cap Value Portfolio and Seligman International Growth Portfolio was somewhat higher. However, the directors noted that in each case the management fee rate paid by a Portfolio was well within the range of fees paid by other funds in that Portfolio’s peer group.

With respect to the total expense ratios, the directors noted that the total expense ratio of each of Seligman Common Stock Portfolio and Seligman Communications and Information Portfolio was significantly lower than the median and average expense ratios of the funds in the corresponding Lipper peer group. The directors also noted that Seligman Capital Portfolio had an expense ratio that was slightly higher than the average but slightly lower than the median for its Lipper peer group, Seligman Cash Management Portfolio, Seligman Investment Grade Fixed Income Portfolio and Seligman Smaller-Cap Value Portfolio had expense ratios that were somewhat higher than the Lipper peer group, while Seligman Global Technology Portfolio, Seligman International Growth Portfolio and Seligman Large-Cap Value Portfolio had expense ratios that were materially higher than their Lipper peer group.

The directors discussed the total expense ratios with the Manager, who explained that the relatively high expense ratios of certain Portfolios are attributable in large part to their small sizes, and would be expected to decline if assets increase. The Manager also explained that Seligman Global Technology Portfolio and Seligman International Growth Portfolio incur relatively high custody fees because of their relatively small sizes. The directors noted that the Manager had voluntarily agreed to reimburse the expenses of certain portfolios. The directors were satisfied that each Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedules for some Portfolios contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager or Subadviser. They also observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that each Portfolio’s breakpoint arrangements were acceptable under that Portfolio’s circumstances.

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Directors and Officers

Information pertaining to the Directors and Officers of Seligman Portfolios, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (77)[1,3] •Director: 1995 to Date •Oversees 61 Portfolios in Fund Complex	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.
John F. Maher (63)[1,3] •Director: December 2006 to Date** •Oversees 57 Portfolios in Fund Complex	Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., and Seligman Quality Municipal Fund, Inc.).
Frank A. McPherson (73)[2,3] •Director: 1995 to Date •Oversees 61 Portfolios in Fund Complex	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.
Betsy S. Michel (64)[1,3] •Director: 1988 to Date •Oversees 61 Portfolios in Fund Complex	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.
Leroy C. Richie (65)[1,3] •Director: 2000 to Date •Oversees 60 Portfolios in Fund Complex	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.
Robert L. Shafer (74)[2,3] •Director: 1988 to Date •Oversees 61 Portfolios in Fund Complex	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).
James N. Whitson (71)[1,3] •Director: 1993 to Date •Oversees 61 Portfolios in Fund Complex	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 68.

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Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
William C. Morris* (68) •Director and Chairman of the Board: 1988 to Date •Oversees 61 Portfolios in Fund Complex	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.
Brian T. Zino* (54) •Director: 1993 to Date •President: 1995 to Date •Chief Executive Officer: 2002 to Date •Oversees 60 Portfolios in Fund Complex	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.
John B. Cunningham (42) •Vice President and Portfolio Manager	Portfolio Manager of Common Stock Portfolio; Managing Director and Chief Investment Officer,
J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Tri-Continental Corporation and Seligman Common Stock Fund, Inc. and Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. and Seligman TargetHorizon ETF Portfolios, Inc. Formerly, Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management.
Neil T. Eigen (63) •Vice-President and Co-Portfolio Manager: 1997 to Date	Co-Portfolio Manager of Large-Cap Value Portfolio and Smaller-Cap Value Portfolio; Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Vice President and Co-Portfolio Manager of Seligman Value Fund Series, Inc. Formerly, Senior Managing Director, Chief Investment Officer, and Director of Equity Investing, Bear Stearns Asset Management.
Eleanor T.M. Hoagland (55) •Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
Francis L. Mustaro (56) •Vice President and Portfolio Manager: April 2006 to Date	Portfolio Manager of Cash Management Portfolio and Investment Grade Fixed Income Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman Core Fixed Income Fund; Vice President, Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Fund; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Formerly, Director and Managing Director, Citigroup Asset Management, and Senior Portfolio Manager, Core Fixed Income Group, Citigroup Asset Management.
Richard M. Parower (41) •Vice-President and Portfolio Manager: 2002 to Date	Portfolio Manager of Global Technology Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Portfolio; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Formerly Senior Vice President, J. & W. Seligman & Co. Incorporated; Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000.
Thomas G. Rose (49) •Vice President: 2000 to Date	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

See footnotes on page 68.

67

Seligman Portfolios, Inc.

Directors and Officers

Interested Directors and Principal Officers (continued)
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Richard S. Rosen (48) •Vice President and Co-Portfolio Manager: 1997 to Date	Co-Portfolio Manager of Large-Cap Value Portfolio and Smaller-Cap Value Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman Value Fund Series, Inc. Formerly, Managing Director and Senior Portfolio Manager, Bear Stearns Asset Management.
Lawrence P. Vogel (50) •Vice President: 1992 to Date •Treasurer: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp.
Erik J. Voss (39) •Vice President and Portfolio Manager: October 2006 to date	Portfolio Manager of Capital Portfolio, Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. Formerly, Portfolio Manager, Wells Capital Management Incorporated, and prior thereto, Strong Capital Management, Inc.
Paul H. Wick (44) •Vice President and Portfolio Manager: 1994 to Date	Portfolio Manager of Communications and Information Portfolio; Director and Managing Director,
J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc.
Frank J. Nasta (42) •Secretary: 1994 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.
*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.
**	Mr. Maher was appointed to the Board on December 18, 2006.

Member: 1 Audit Committee

2 Director Nominating Committee

3 Board Operations Committee

68

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Portfolios, Inc., which contains information about the management fees and other costs. Please read the prospectus carefully before investing or sending money.

SP2 12/06	Printed on Recycled Paper

ITEM 2.	CODE OF ETHICS.

As of December 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$175,000	$160,000
Audit-Related Fees	30,000	40,000
Tax Fees	25,000	49,350
All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for review of quarterly compliance procedures regarding diversification requirements of the registrant. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $55,000 and $89,350, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN PORTFOLIOS, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2007

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 9, 2007

Seligman Portfolios, Inc.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.